                    LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C7
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C7
 Classes A-1, A-2, A-2FL, A-3, A-AB, A-4, A-1A, X-CP, A-M, A-J, B, C, D, E and F
              $2,255,515,000 (APPROXIMATE TOTAL PRINCIPAL BALANCE)

October 17, 2005

UBS INVESTMENT BANK                                             LEHMAN BROTHERS

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE
DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING
DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED
TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN
FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE
THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE
INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

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UBS INVESTMENT BANK                                             LEHMAN BROTHERS

NOTICE TO RESIDENTS OF GERMANY

EACH OF THE UNDERWRITERS HAS CONFIRMED THAT IT IS AWARE THAT NO GERMAN SALES
PROSPECTUS (VERKAUFSPROSPEKT) HAS BEEN OR WILL BE PUBLISHED IN RESPECT OF THE
OFFERING OF THE LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C7, COMMERCIAL MORTGAGE
PASS-THROUGH CERTIFICATES, SERIES 2005-C7 (THE "CERTIFICATES") AND EACH OF THE
UNDERWRITERS HAS REPRESENTED AND AGREED THAT IT WILL COMPLY WITH THE GERMAN
SECURITIES SALES PROSPECTUS ACT (WERTPAPIER - VERKAUFSPROSPEKTGESETZ) OR ANY
OTHER LAWS APPLICABLE IN GERMANY GOVERNING THE ISSUE, OFFERING AND SALE OF THE
CERTIFICATES. IN PARTICULAR, EACH UNDERWRITER HAS UNDERTAKEN NOT TO ENGAGE IN A
PUBLIC OFFERING (OFFENTLICHES ANGEBOT) IN GERMANY WITH RESPECT TO ANY OF THE
CERTIFICATES OTHERWISE THAN IN ACCORDANCE WITH THE GERMAN SECURITIES SALES
PROSPECTUS ACT AND ANY OTHER ACT REPLACING OR SUPPLEMENTING IT AND ALL OTHER
APPLICABLE LAWS AND REGULATIONS.

ANY CERTIFICATES PURCHASED BY ANY PERSON WHICH IT WISHES TO OFFER FOR SALE OR
RESALE MAY NOT BE OFFERED IN ANY JURISDICTION IN CIRCUMSTANCES WHICH WOULD
RESULT IN THE DEPOSITOR BEING OBLIGATED TO REGISTER ANY FURTHER PROSPECTUS OR
CORRESPONDING DOCUMENT RELATING TO THE CERTIFICATES IN SUCH JURISDICTION.

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UBS INVESTMENT BANK                                             LEHMAN BROTHERS

Table of Contents

I.     Transaction Highlights

II.    Structural Highlights

III.   Collateral Pool Highlights

IV.    Investment Grade and Significant Mortgage Loans

V.     Investor Reporting

VI.    Timeline

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UBS INVESTMENT BANK                                             LEHMAN BROTHERS

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THESE MATERIALS CONTAIN SELECTED SUMMARY INFORMATION REGARDING THE OFFERED
CERTIFICATES IDENTIFIED BELOW AND RELATED MATTERS. THESE MATERIALS DO NOT
CONTAIN ALL OF THE INFORMATION YOU NEED TO CONSIDER IN MAKING AN INVESTMENT
DECISION. YOU SHOULD READ CAREFULLY THE PRELIMINARY PROSPECTUS SUPPLEMENT
RELATING TO THE OFFERED CERTIFICATES (THE "PROSPECTUS SUPPLEMENT") AND THE
ACCOMPANYING PROSPECTUS IN FULL. CAPITALIZED TERMS USED IN THESE MATERIALS BUT
NOT OTHERWISE DEFINED WILL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THOSE TERMS
IN THE GLOSSARY TO THE PROSPECTUS SUPPLEMENT. A COPY OF THE PROSPECTUS
SUPPLEMENT CAN BE OBTAINED BY CONTACTING DAVE NASS AT 212-526-8829 OR BRAY KELLY
AT 212-713-8663.

Series and Class Designation:  LB-UBS Commercial Mortgage Trust 2005-C7 (the
                               "Trust"), Commercial Mortgage Pass-Through
                               Certificates, Series 2005-C7 (the
                               "Certificates"), to be issued in multiple classes
                               (each, a "Class"). The Certificates will include:
                               (a) the Class A-1, A-2, A-2FL, A-3, A-AB, A-4,
                               A-1A, X-CP, X-CL, A-M, A-J, B, C, D, E, F, G, H,
                               J, K, L, M, N, P, Q, S, T, R-I, R-II and R-III
                               Certificates (collectively, the "Pool-Based
                               Certificates"); (b) the Class CM-1, CM-2, CM-3,
                               CM-4, CM-5, CM-6 and CM-7 Certificates
                               (collectively, the "Class CM Certificates"); and
                               (c) one or more other classes of Certificates
                               that relate solely to, and evidence the entire
                               beneficial ownership of, the Station Place I
                               Non-Pooled Note B Loan (as defined below) (such
                               other Classes of Certificates, collectively, the
                               "Other Certificates"). The Certificates will
                               evidence the entire beneficial ownership of the
                               assets of the Trust (such assets, collectively,
                               the "Trust Fund").

Offered Certificates:          The Offered Certificates will consist of the
                               Class A-1, A-2, A-2FL, A-3, A-AB, A-4, A-1A,
                               X-CP, A-M, A-J, B, C, D, E and F Certificates.
                               The Offered Certificates are the only securities
                               offered by the Prospectus Supplement. The
                               Offered Certificates will have an initial total
                               principal balance of approximately
                               $2,255,515,000.

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UBS INVESTMENT BANK                    1                         LEHMAN BROTHERS

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Non-Offered Certificates:       The Non-Offered Certificates will include the
                                Class X-CL, G, H, J, K, L, M, N, P, Q, S, T,
                                R-I, R-II and R-III Certificates, the Class CM
                                Certificates and the Other Certificates. The
                                Non-Offered Certificates will either be retained
                                by the Depositor (as identified below) or
                                transferred in transactions that do not require
                                registration under the Securities Act of 1933,
                                as amended. The Non-Offered Certificates that
                                are also Pool-Based Certificates will have an
                                initial total principal balance of approximately
                                $150,368,075, the Class CM Certificates will
                                have an initial total principal balance of
                                $10,000,000 and the Other Certificates will have
                                an initial total principal balance equal to the
                                principal balance of the Station Place I
                                Non-Pooled Note B Loan as of the Cut-Off Date
                                (as defined below).

Mortgage Pool:                  The primary asset of the Trust Fund will be a
                                segregated pool (the "Mortgage Pool") of
                                approximately 143 mortgage loans (the "Mortgage
                                Loans") that back the Offered Certificates and
                                have, subject to the discussion below regarding
                                the Cherryvale Mall Mortgage Loan and the
                                Station Place I Non-Pooled Note B Loan, a total
                                Cut-off Date Balance (an "Initial Mortgage Pool
                                Balance") of approximately $2,405,883,075,
                                subject to a variance of plus or minus 5%.
                                Subject to the discussion below regarding the
                                Cherryvale Mall Mortgage Loan, the "Cut-off Date
                                Balance" of each Mortgage Loan will equal the
                                unpaid principal balance of that Mortgage Loan
                                as of the Cut-off Date (as identified below)
                                after application of all payments of principal
                                due on or before that date, whether or not
                                received.

                                For purposes of calculating certain
                                distributions on certain Classes of the
                                Certificates, the Mortgage Pool will be divided
                                into the following two (2) loan groups (each, a
                                "Loan Group"):

                                1.      "Loan Group No. 1" which will consist of
                                        117 Mortgage Loans that will be secured
                                        by a variety of property types and that
                                        will have an aggregate Cut-off Date
                                        Balance (the "Initial Loan Group No.1
                                        Balance") of approximately
                                        $2,221,197,965, representing 92.3% of
                                        the Initial Mortgage Pool Balance; and
                                        2. "Loan Group No. 2" which will consist
                                        of 26 Mortgage Loans that will be
                                        secured by solely multifamily and mobile
                                        home park property types and that will
                                        have an aggregate Cut-off Date Balance
                                        (the "Initial Loan Group No. 2 Balance")
                                        of $184,685,111, representing 7.7% of
                                        the Initial Mortgage Pool Balance.

                                2.      "Loan Group No. 2" which will consist of
                                        26 Mortgage Loans that will be secured
                                        by solely multifamily and mobile home
                                        park property types and that will have
                                        an aggregate Cut-off Date Balance (the
                                        "Initial Loan Group No. 2 Balance") of
                                        $184,685,111, representing 7.7% of the
                                        Initial Mortgage Pool Balance.

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UBS INVESTMENT BANK                    2                         LEHMAN BROTHERS

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Mortgage Pool (cont.):          For purposes of calculating distributions on
                                certain Classes of the Certificates, the
                                underlying mortgage loan identified in the
                                Prospectus Supplement as the "Cherryvale Mall
                                Mortgage Loan" will be treated as if it consists
                                of two portions, which we refer to as the
                                "Cherryvale Mall Pooled Portion" and the
                                "Cherryvale Mall Non-Pooled Portion",
                                respectively. The Class CM Certificates
                                represent beneficial ownership of the Cherryvale
                                Mall Non-Pooled Portion, and the holders of the
                                Class CM Certificates will be entitled to
                                collections of principal and interest on the
                                Cherryvale Mall Mortgage Loan that are allocable
                                to the Cherryvale Mall Non-Pooled Portion.

                                The holders of the Pool-Based Certificates will
                                be entitled to receive collections of principal
                                and interest on the Cherryvale Mall Mortgage
                                Loan that are allocable to the Cherryvale Mall
                                Pooled Portion. Each of the Cherryvale Mall
                                Pooled Portion and the Cherryvale Mall
                                Non-Pooled Portion will be deemed to accrue
                                interest at the same rate and on the same terms
                                as the Cherryvale Mall Mortgage Loan. As and to
                                the extent described under "Description of the
                                Mortgage Pool - The Pooled and Non-Pooled
                                Portions of the Cherryvale Mall Mortgage Loan -
                                Allocation of Payments" in the Prospectus
                                Supplement, the rights of the holders of the
                                Class CM Certificates to receive payments of
                                principal and interest to which they are
                                entitled with respect to the Cherryvale Mall
                                Mortgage Loan will be subordinated to the rights
                                of the holders of the Pool-Based Certificates to
                                receive payments of principal and interest on
                                the Cherryvale Mall Mortgage Loan. For purposes
                                of presenting information in these materials,
                                unless otherwise clearly indicated, the
                                Cherryvale Mall Non-Pooled Portion is not a
                                "Mortgage Loan" and, instead, is treated as
                                being a separate mortgage loan outside of the
                                Trust and, accordingly, not part of the Mortgage
                                Pool or either Loan Group. The Initial Mortgage
                                Pool Balance, the Initial Loan Group No. 1
                                Balance and the Initial Loan Group No. 2 Balance
                                do not reflect the principal balance of the
                                Cherryvale Mall Non-Pooled Portion. Unless
                                otherwise clearly indicated, the Cherryvale Mall
                                Pooled Portion is, by itself, treated as a
                                separate Mortgage Loan in Loan Group No. 1.

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UBS INVESTMENT BANK                    3                         LEHMAN BROTHERS

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Mortgage Pool (cont.):          The underlying mortgage loan identified in the
                                Prospectus Supplement as the "Station Place I
                                Mortgage Loan" is part of a Loan Combination
                                consisting of the Station Place I Mortgage Loan
                                (the "Station Place I Pooled Note A Loan"),
                                another senior A Note, which is not in the trust
                                (the "Station Place I Non-Trust Loan"), and a
                                subordinate B Note (the "Station Place I
                                Non-Pooled Note B Loan"). The holders of the
                                Pool-Based Certificates will be entitled to
                                receive collections of principal and interest on
                                the Station Place I Pooled Note A Loan. As and
                                to the extent described under "Description of
                                the Mortgage Pool-Loan Combinations-The Station
                                Place I Mortgage Loan-Priority of Payments" in
                                the Prospectus Supplement, the rights of the
                                Station Place I Non-Pooled Note B Loan to
                                receive payments of principal and interest to
                                which it is entitled with respect to the Station
                                Place I Non-Pooled Note B Loan will be
                                subordinated to the rights of the holders of the
                                Pool-Based Certificates to receive payments of
                                principal and interest on the Station Place I
                                Pooled Note A Loan. Although the Station Place I
                                Non-Pooled Note B is an asset of the Trust, for
                                purposes of presenting information in these
                                materials, unless otherwise clearly indicated,
                                the Station Place I Non-Pooled Note B Loan is
                                not a "Mortgage Loan" and, instead, is treated
                                as being a separate mortgage loan outside of the
                                Trust and, accordingly, not part of the Mortgage
                                Pool or either Loan Group. The Initial Mortgage
                                Pool Balance, the Initial Loan Group No. 1
                                Balance and the Initial Loan Group No. 2 Balance
                                do not reflect the principal balance of the
                                Station Place I Non-Pooled Note B Loan. It is
                                intended that the Other Certificates will
                                represent the entire beneficial interest in the
                                Station Place I Non-Pooled Note B Loan, which
                                Certificates will entitle holders to all rights
                                of a holder of the Station Place I Non-Pooled
                                Note B Loan set forth in the Prospectus
                                Supplement. The Offered Certificates are not
                                being offered by the Prospectus Supplement and
                                are not described in the Prospectus Supplement
                                or these materials.

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UBS INVESTMENT BANK                    4                         LEHMAN BROTHERS

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Co-Lead Manager/Sole Book Runner:   Lehman Brothers Inc.

Co-Lead Manager:                    UBS Securities LLC

Rating Agencies:                    Standard & Poor's, a division of
                                    The McGraw-Hill Companies, Inc. ("S&P")
                                    and Fitch Ratings, Inc. ("Fitch")

Depositor:                          Structured Asset Securities Corporation II.

Trustee:                            LaSalle Bank National Association.

Fiscal Agent:                       ABN AMRO Bank N.V.

Master Servicer:                    Wachovia Bank, National Association.

Special Servicer:                   Midland Loan Services, Inc.

Swap Counterparty:                  IXIS Financial Products, Inc.

Cut-Off Date:                       Individually and collectively, as the
                                    context may require, with respect to each
                                    Mortgage Loan, the later of October 11, 2005
                                    and the related date of origination.

Determination Date:                 11th day of each month or if such day is not
                                    a business day, then the following business
                                    day.

Distribution Date:                  4th business day after the Determination
                                    Date of each month, commencing in
                                    November 2005.

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UBS INVESTMENT BANK                    5                         LEHMAN BROTHERS

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Interest Accrual Period:        With respect to any Distribution Date, the
                                period commencing on the 11th day of the month
                                preceding the month in which that Distribution
                                Date occurs and ending on the 10th day of the
                                month in which that Distribution Date occurs;
                                except that, in the case of the Class A-2FL
                                Certificates, for so long as the Swap Agreement
                                (as defined below) is in effect and there is no
                                payment default thereunder, the Interest Accrual
                                Period for those Certificates for any
                                Distribution Date will be the period from and
                                including the prior Distribution Date (or, in
                                the case of the first Distribution Date, from
                                and including the date of initial issuance of
                                the Class A-2FL Certificates) to, but excluding,
                                the subject Distribution Date.

ERISA:                          The Depositor anticipates that, subject to
                                satisfaction of the conditions referred to under
                                "ERISA Considerations" in the Prospectus
                                Supplement, retirement plans and other employee
                                benefit plans and arrangements subject to (a)
                                Title I of the Employee Retirement Income
                                Security Act of 1974, as amended ("ERISA"), or
                                (b) section 4975 of the Internal Revenue Code of
                                1986, as amended (the "Internal Revenue Code"),
                                will be able to invest in the Offered
                                Certificates without giving rise to a prohibited
                                transaction. This is based upon an individual
                                prohibited transaction exemption granted to a
                                predecessor to Lehman Brothers Inc. by the U.S.
                                Department of Labor.

Tax:                            The Offered Certificates (exclusive of the Class
                                A-2FL Certificates) will evidence regular
                                interests in, and generally be treated as debt
                                obligations of, a real estate mortgage
                                investment conduit (a "REMIC") under the
                                applicable provisions of the Internal Revenue
                                Code. The Class A-2FL Certificates will
                                represent undivided beneficial ownership
                                interests in a grantor trust consisting of,
                                among other things: (i) a REMIC regular interest
                                (the "Class A-2FL Regular Interest"); (ii) to
                                the extent not otherwise payable to the Swap
                                Counterparty, payments on the Class A-2FL
                                Regular Interest; (iii) an interest rate swap
                                agreement (the "Swap Agreement") between the
                                Trust and the Swap Counterparty; and (iv)
                                payments under the Swap Agreement.

SMMEA:                          The Offered Certificates will not be mortgage
                                related securities within the meaning of the
                                Secondary Mortgage Market Enhancement Act of
                                1984, as amended ("SMMEA").

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UBS INVESTMENT BANK                    6                         LEHMAN BROTHERS

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Settlement:                  Through the book-entry facilities of The Depository Trust Company ("DTC") in the case of all Offered Certificates.

Denominations:                                           Class                                           Minimum Denomination(1)
                             -------------------------------------------------------------------------   -----------------------
                             Classes A-1, A-2, A-2FL, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E and F          $10,000
                             Class X-CP                                                                         $250,000

Bloomberg:                   It is expected that cash flows will be modeled on Bloomberg.

Lehman Brothers CMBS Index:  It is expected that the Offered Certificates will be included in the Lehman Brothers CMBS Index.

-------------------------------
1. Increments of $1 thereafter

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UBS INVESTMENT BANK                    7                        LEHMAN BROTHERS

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                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
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OFFERED CERTIFICATES

            LOAN GROUP 1                           LOAN GROUP 2
    Approximately $2.22 billion            Approximately $184.7 million
Commercial and Multifamily Loans(1)            Multifamily Loans(2)

            100%                                     100%

Class A-1(3)

Class A-2(3)

Class A-2FL(3)(6)                         Class A-1A(4)

                                                                   Class X-CP(5)
Class A-3(3)

Class A-AB(3)

Class A-4(3)

Class A-M

Class A-J

Class B

Class C

Class D

Class E

Class F

---------------------------

1.     Includes the Wachovia Place (mixed-use property containing multifamily space), Sunchase at Longwood, Embassy Apartments, Harmony Pointe, 1900
       Euclid Avenue, Bunker Hill/Valley Forge, East Hampton Village, Prestige
       Mobile Home Park, Oak Orchard Mobile Home Park, Turtle Bay Estates, Lake
       Estates, Northrup Mobile Home Park, and RV Ranch and Stor-More loans.
       Includes seven Mobile Home Park loans and one Mobile Home
       Park/Self-Storage loan.

2.     Excludes the Wachovia Place (mixed-use property containing multifamily space), Sunchase at Longwood, Embassy Apartments, Harmony Pointe, 1900
       Euclid Avenue, Bunker Hill/Valley Forge, East Hampton Village, Prestige
       Mobile Home Park, Oak Orchard Mobile Home Park, Turtle Bay Estates, Lake
       Estates, Northrup Mobile Home Park, and RV Ranch and Stor-More loans.
       Includes seven Mobile Home Park loans and one Mobile Home
       Park/Self-Storage loan.

3.     100% of all scheduled and unscheduled payments of principal received with respect to the Mortgage Loans constituting Loan Group 1 will generally be applied to make distributions of principal to the Class A-1, A-2, A-3,
       A-AB and A-4 Certificates and, through the Class A-2FL Regular Interest, the Class A-2FL Certificates prior to being applied to making any distributions of principal to the A-1A Certificates, unless and until
       Classes A-M through T have all been reduced to zero, in which case distributions of principal with respect to the Class A-1, A-2, A-3, A-AB,
       A-4 and A-1A Certificates and, through the Class A-2FL Regular Interest, the Class A-2 Certificates will be pro rata.

4.     100% of all scheduled and unscheduled payments of principal received with respect to the Mortgage Loans constituting Loan Group 2 will generally be applied to make distributions of principal to the Class A-1A Certificates prior to being applied to making any distributions of principal to the
       Class A-1, A-2, A-3, A-AB and A-4 Certificates and, through the Class
       A-2FL Regular Interest, the Class A-2FL Certificates, unless and until
       Classes A-M through T have all been reduced to zero, in which case distributions of principal with respect to the Class A-1, A-2, A-3, A-AB,
       A-4 and A-1A Certificates and, through the Class A-2FL Regular Interest, the Class A-2 Certificates will be pro rata.

5.     The Class X-CP certificates accrue interest at the weighted average of certain strip rates off of a notional amount that will initially equal all or specified portions of the respective principal balances of the
       Class A-1, A-2, A-2FL, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F and
       G Certificates.

6.     Refers to Class A-2FL Regular Interest, which will accrue interest at a fixed rate, subject to a WAC (as defined below) cap.

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UBS INVESTMENT BANK                    8                         LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
BOND STRUCTURE

---------------------------------------------------------------------------------------------------------------------------------------
              APPROX. INITIAL TOTAL
     CLASS    PRINCIPAL BALANCE OR      RATINGS         APPROXIMATE        PASS-THROUGH RATE    WTD. AVG. LIFE
               NOTIONAL AMOUNT ($)    (S&P/FITCH)   CREDIT SUPPORT(3)        DESCRIPTION          (YEARS)(8)     PRINCIPAL WINDOW(8)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
 Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------------
      A-1        $101,000,000          AAA/AAA         30.000%(4)        Fixed Rate                 2.67           11/2005 - 07/2010
---------------------------------------------------------------------------------------------------------------------------------------
      A-2        $197,000,000          AAA/AAA         30.000%(4)        Fixed Rate                 4.84           07/2010 - 09/2010
---------------------------------------------------------------------------------------------------------------------------------------
     A-2FL       $150,000,000          AAA/AAA         30.000%(4)        Floating Rate(11)          4.98           09/2010 - 11/2010
---------------------------------------------------------------------------------------------------------------------------------------
      A-3         $55,000,000          AAA/AAA         30.000%(4)        WAC(7)                     6.94           09/2012 - 12/2012
---------------------------------------------------------------------------------------------------------------------------------------
      A-AB       $128,000,000          AAA/AAA         30.000%(4)        Fixed Rate                 7.06           11/2010 - 10/2014
---------------------------------------------------------------------------------------------------------------------------------------
      A-4        $868,433,000          AAA/AAA         30.000%(4)         Fixed Rate(5)             9.57           10/2014 - 08/2015
---------------------------------------------------------------------------------------------------------------------------------------
      A-1A       $184,685,000          AAA/AAA         30.000%(4)         Fixed Rate(5)             7.38           11/2005 - 09/2015
---------------------------------------------------------------------------------------------------------------------------------------
      A-M        $240,588,000          AAA/AAA         20.000%            Fixed Rate(5)             9.89           09/2015 - 10/2015
---------------------------------------------------------------------------------------------------------------------------------------
      A-J        $201,493,000          AAA/AAA         11.625%            Fixed Rate(5)             9.98           10/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       B          $15,036,000          AA+/AA+         11.000%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       C          $36,089,000           AA/AA           9.500%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       D          $30,073,000          AA-/AA-          8.250%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       E          $24,059,000           A+/A+           7.250%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       F          $24,059,000            A/A            6.250%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
      X-CP     $2,204,148,000(2)       AAA/AAA            N/A             Variable IO(6)            5.36(9)        10/2006 - 10/2012(10)
---------------------------------------------------------------------------------------------------------------------------------------
  Non-Offered Certificates(1)
---------------------------------------------------------------------------------------------------------------------------------------
      X-CL     $2,405,883,075(2)       AAA/AAA            N/A             Variable IO(6)            8.50(9)        11/2005 - 08/2020(10)
---------------------------------------------------------------------------------------------------------------------------------------
       G          $24,059,000           A-/A-           5.250%            Fixed Rate(5)            10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       H          $21,051,000         BBB+/BBB+         4.375%            WAC(7)                   10.03           11/2015 - 11/2015
---------------------------------------------------------------------------------------------------------------------------------------
       J          $18,044,000          BBB/BBB          3.625%            WAC(7)                   10.30           11/2015 - 10/2016
---------------------------------------------------------------------------------------------------------------------------------------
       K          $24,059,000         BBB-/BBB-         2.625%            WAC(7)                   11.74           10/2016 - 04/2018
---------------------------------------------------------------------------------------------------------------------------------------
       L           $9,022,000          BB+/BB+          2.250%            Fixed Rate(5)            12.81           04/2018 - 07/2019
---------------------------------------------------------------------------------------------------------------------------------------
       M          $12,030,000           BB/BB           1.750%            Fixed Rate(5)            14.41           07/2019 - 04/2020
---------------------------------------------------------------------------------------------------------------------------------------
       N           $3,007,000          BB-/BB-          1.625%            Fixed Rate(5)            14.57           04/2020 - 07/2020
---------------------------------------------------------------------------------------------------------------------------------------
       P           $3,007,000           B+/B+           1.500%            Fixed Rate(5)            14.70           07/2020 - 07/2020
---------------------------------------------------------------------------------------------------------------------------------------
       Q           $6,015,000            B/B            1.250%            Fixed Rate(5)            14.70           07/2020 - 07/2020
---------------------------------------------------------------------------------------------------------------------------------------
       S           $6,015,000           B-/B-           1.000%            Fixed Rate(5)            14.70           07/2020 - 07/2020
---------------------------------------------------------------------------------------------------------------------------------------
       T          $24,059,075           NR/NR             N/A             Fixed Rate(5)            14.73           07/2020 - 08/2020
---------------------------------------------------------------------------------------------------------------------------------------

See footnotes on next page.
--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    9                         LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
BOND STRUCTURE (CONT.)

------------------------------------------------------------------------------------------------------------------------------------
                  APPROX. INITIAL TOTAL
     CLASS        PRINCIPAL BALANCE OR    RATINGS       APPROXIMATE      PASS-THROUGH RATE  WTD. AVG. LIFE
                   NOTIONAL AMOUNT ($)   (S&P/FITCH) CREDIT SUPPORT(3)      DESCRIPTION        (YEARS)(8)      PRINCIPAL WINDOW(8)
------------------------------------------------------------------------------------------------------------------------------------
  Non-Offered Certificates (cont.)(1)
------------------------------------------------------------------------------------------------------------------------------------
      CM-1                 $1,012,000      NR/AA            N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-2                 $1,807,000      NR/AA-           N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-3                 $2,012,000      NR/A+            N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-4                 $1,219,000       NR/A            N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-5                   $956,000      NR/A-            N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-6                 $1,612,000     NR/BBB+           N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------
      CM-7                 $1,382,000      NR/BBB           N/A               Fixed              9.95           10/2015 - 10/2015
------------------------------------------------------------------------------------------------------------------------------------

1.     The Non-Offered Certificates are not offered by the Prospectus Supplement or the accompanying Prospectus. The Non-Offered Certificates also include the Class R-I, R-II and R-III Certificates, which are residual interest certificates, are not shown in the foregoing table and do not have principal balances, notional amounts or pass-through rates. The
       Non-Offered Certificates also include the Other Certificates, which are not shown in the foregoing table and relate solely to the Station Place I
       Non-Pooled Note B Loan.
2.     Represents total notional amount. See "Description of the Offered
       Certificates - Payments - General" in the Prospectus Supplement.
3.     Represents the total principal balance of all more subordinate Classes of
       Pool-Based Certificates shown in the table on the previous page, expressed as a percentage of the Initial Mortgage Pool Balance.
4.     Presented on an aggregate basis for the Class A-1, A-2, A-2FL, A-3, A-AB,
       A-4 and A-1A Certificates.
5.     For any Distribution Date, if the weighted average of certain net interest rates on the Mortgage Loans ("WAC") is less than a specified fixed rate for the subject Class, then the applicable pass-through rate in effect for that Class will equal WAC. See "Description of the Offered
       Certificates - Payments - Calculation of Pass-Through Rates" in the
       Prospectus Supplement.
6.     The Class X-CL and X-CP Certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates. See
       "Description of the Offered Certificates - Payments - Calculation of
       Pass-Through Rates" in the Prospectus Supplement.
7.     The pass-through rates will equal WAC or, in some cases, WAC minus a specified percentage.
8.     Calculated, assuming among other things, 0% CPR and no defaults or losses. Also based on Modeling Assumptions set forth in glossary to the
       Prospectus Supplement. Any deviation from these assumptions can result in a different (and, possibly, a materially different) weighted average life and/or principal window for any Class of Certificates. No representation is made as to the reasonableness of these assumptions.
9.     Represents the weighted average life of each dollar reduction in notional amount.
10.    Represents period over which the notional amount will be reduced to zero.
11.    The assets of the Trust will include the Swap Agreement, which relates to the Class A-2FL Certificates. For so long as it is in effect, the Swap
       Agreement will provide, among other things, that fixed amounts payable by the Trust as interest with respect to the Class A-2FL Regular Interest will be exchanged for floating amounts payable as interest by the Swap
       Counterparty, with regularly scheduled payments to be made between the
       Trust and the Swap Counterparty on a net basis. The Swap Agreement will provide for the calculation of interest accruing at a LIBOR-based rate on a notional amount equal to the total principal balance of the Class A-2FL
       Certificates outstanding from time to time. The total principal balance of the Class A-2FL Certificates at any time will equal the total principal balance of the Class A-2FL Regular Interest. The Class A-2FL
       Regular Interest will accrue interest at a fixed rate, subject to a WAC cap. If interest distributions with respect to the Class A-2FL Regular
       Interest are less than the specified fixed amount payable to the Swap
       Counterparty for any Distribution Date, then there will be a dollar-for-dollar reduction in the amounts payable by the Swap
       Counterparty under the Swap Agreement, and accordingly, in the amount of interest payable on the Class A-2FL Certificates, thereby resulting in an effective pass-through rate below the LIBOR-based rate referred to above.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    10                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
General Distribution
Matters:                    The Class A-1, A-2, A-2FL, A-3, A-AB, A-4, A-1A,
                            A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                            S and T Certificates (collectively, the "Pool-Based
                            Principal Balance Certificates") are the only
                            Classes of Pooled-Based Certificates with principal
                            balances and, accordingly, the only Classes of
                            Pool-Based Certificates that entitle holders to
                            payments of principal. The Class X-CP and X-CL
                            Certificates (collectively, the "Pool-Based Interest
                            Only Certificates") do not have principal balances
                            but do have notional amounts for purposes of the
                            accrual of interest. The Pool-Based Principal
                            Balance Certificates and the Pool-Based Interest
                            Only Certificates (collectively, the "Pool-Based
                            Regular Certificates") have pass-through rates and
                            accrue interest. The Class R-I, R-II and R-III
                            Certificates, which are residual interest
                            certificates, do not have principal balances,
                            notional amounts or pass-through rates and are not
                            expected to receive any material distributions.

Senior/Subordinate
Structure:                  The respective Classes of the Pool-Based Regular
                            Certificates will entitle holders to varying degrees
                            of seniority for purposes of--

                            o      receiving payments of interest and, if and
                                   when applicable, payments of principal, and

                            o      bearing the effects of losses on the Mortgage
                                   Loans, as well as default-related and other
                                   unanticipated expenses of the Trust.

                            In connection therewith: (a) the Class A-1, A-2,
                            A-2FL, A-3, A-AB, A-4, A-1A, X-CP and X-CL
                            Certificates (collectively, the "Senior Pool-Based
                            Certificates") will be the most senior Classes of
                            the Pool-Based Certificates; (b) after the Senior
                            Pool-Based Certificates, the Class A-M Certificates
                            will be the next most senior Class of the Pool-Based
                            Certificates; (c) after the Senior Pool-Based and
                            Class A-M Certificates, the Class A-J Certificates
                            will be the next most senior Class of the Pool-Based
                            Certificates; and (d) thereafter, the Class B, C, D,
                            E, F, G, H, J, K, L, M, N, P, Q, S and T
                            Certificates will, in the case of each of those
                            Classes, be senior to each other such Class, if any,
                            with a later alphabetic Class designation.

                            The above-described relative priority of the Class
                            A-2FL Certificates is based solely on the priority
                            of payments of interest and principal with respect
                            to the Class A-2FL Regular Interest out of
                            collections and advances on the Mortgage Loans. No
                            Class of Certificates provides any credit support to
                            the Class A-2FL Certificates for a failure by the
                            swap counterparty to make a payment under the Swap
                            Agreement.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    11                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Sequential Pay Structure:   Distributions of principal and/or interest with
                            respect to the respective Classes of Pool-Based
                            Regular Certificates (exclusive of the Class A-2FL
                            Certificates) and the Class A-2FL Regular Interest
                            will be made in a generally sequential order
                            reflecting the relative seniority thereof. In
                            connection therewith, collections and advances on
                            the Mortgage Loans that are available to make those
                            distributions on any given Distribution Date will be
                            applied (with some considerations given to whether
                            the available funds came from Loan Group No. 1 or
                            Loan Group No. 2): (a) first, to make distributions
                            of interest with respect to the A-1, A-2, A-3, A-AB,
                            A-4, A-1A, X-CP and X-CL Classes and the Class A-2FL
                            Regular Interest on a pro rata basis in accordance
                            with the respective amounts of interest payable
                            thereon; (b) second, to make distributions of
                            principal with respect to the A-1, A-2, A-3, A-AB,
                            A-4 and/or A-1A Classes and the Class A-2FL Regular
                            Interest in a manner consistent with the discussion
                            under "--Principal Distributions" below; and (c)
                            thereafter, to make distributions of interest and,
                            consistent with the discussion under "--Principal
                            Distributions" below, provided that all more senior
                            Classes of Pool-Based Principal Balance Certificates
                            have been retired, distributions of principal
                            sequentially with respect to the remaining Classes
                            of Pool-Based Principal Balance Certificates from
                            the most senior, starting with the A-M Class, to the
                            most subordinate, ending with the T Class. See
                            "Description of the Offered
                            Certificates--Payments--Priority of Payments" in the
                            Prospectus Supplement.
--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    12                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Interest Distributions:     Each Class of Offered Certificates will be entitled
                            on each Distribution Date, subject to available
                            funds and the payment priorities described above
                            (and, solely in the case of the A-2FL Class, further
                            subject to amounts payable to and by the Swap
                            Counterparty under the Swap Agreement), to interest
                            accrued during the related Interest Accrual Period
                            at the applicable pass-through rate on the total
                            principal balance or total notional amount, as
                            applicable, of that Class outstanding immediately
                            prior to that Distribution Date, together with any
                            unpaid interest with respect to that Class (or, in
                            the case of the A-2FL Class, to the extent not
                            otherwise payable to the Swap Counterparty, with
                            respect to the Class A-2FL Regular Interest) from
                            any prior Distribution Dates. Interest on the
                            Offered Certificates will be calculated on the basis
                            of a 360-day year assumed to consist of twelve
                            30-day months (or, in the case of the Class A-2FL
                            Certificates, for so long as the Swap Agreement is
                            in effect and there is no continuing payment default
                            thereunder, on the basis of the actual number of
                            days in the related Interest Accrual Period and a
                            year assumed to consist of 360 days). Distributions
                            of interest with respect to the Offered Certificates
                            may be reduced in connection with certain interest
                            shortfalls arising out of prepayments on the
                            Mortgage Loans. See "Description of the Offered
                            Certificates--Payments--Payments of Interest" in the
                            Prospectus Supplement.

                            If the pass-through rate of the Class A-2FL Regular
                            Interest for any Interest Accrual Period is limited
                            by WAC or there is otherwise an interest shortfall
                            with respect to the Class A-2FL Regular Interest for
                            any Distribution Date, then the amount by which the
                            interest distributable with respect to the Class
                            A-2FL Regular Interest is reduced as a result
                            thereof will result in the amount of interest
                            payable by the Trust to the Swap Counterparty being
                            reduced by that amount. As a result, there will be a
                            dollar-for-dollar reduction in the amount payable by
                            the Swap Counterparty to the Trust, and a
                            corresponding dollar-for-dollar reduction in the
                            amount of interest payable with respect to the Class
                            A-2FL Certificates on the applicable Distribution
                            Date.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    13                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions:    Subject to available funds and the payment
                            priorities described above, the holders of each
                            Class of Offered Certificates, other than the Class
                            X-CP Certificates, will be entitled to receive a
                            total amount of principal over time equal to the
                            total principal balance of their particular Class.
                            Payments of principal allocable to the Class A-2FL
                            Regular Interest out of payments (or advances in
                            lieu thereof) and other collections on the Mortgage
                            Loans will, in turn, be distributable to the holders
                            of the Class A-2FL Certificates.

                            The Trustee is required to make distributions of
                            principal to the holders of the various Classes of
                            the Pool-Based Principal Balance Certificates in a
                            specified sequential order, such that:

                            o      no payments of principal will be made to the
                                   holders of any of the Class G, H, J, K, L, M,
                                   N, P, Q, S and T Certificates until the total
                                   principal balance of the Offered Certificates
                                   (exclusive of the Class X-CP Certificates) is
                                   reduced to zero;

                            o      no payments of principal will be made to the
                                   holders of the Class A-M, A-J, B, C, D, E or
                                   F Certificates until, in the case of each
                                   Class of those Offered Certificates, the
                                   total principal balance of all more senior
                                   Classes of Offered Certificates (exclusive of
                                   the Class X-CP Certificates) is reduced to
                                   zero;

                            o      except as described in the paragraph
                                   following these bullets, no payments of
                                   principal allocable to Loan Group No. 1 will
                                   be made to the holders of the Class A-1A
                                   Certificates until the total principal
                                   balance of the Class A-1, A-2, A-2FL, A-3,
                                   A-AB and A-4 Certificates is reduced to zero,
                                   and no payments of principal allocable to
                                   Loan Group No. 2 will be made to the holders
                                   of the Class A-1, A-2, A-2FL, A-3, A-AB and
                                   A-4 Certificates (in the case of the Class
                                   A-2FL Certificates, through the Class A-2FL
                                   Regular Interest) until the total principal
                                   balance of the Class A-1A Certificates is
                                   reduced to zero;

                            o      on any given Distribution Date, except as
                                   described in the paragraph following these
                                   bullets, the total principal balance of the
                                   Class A-AB Certificates must be paid down to
                                   the applicable scheduled principal balance
                                   for that Class set forth on Annex F to the
                                   Prospectus Supplement before any payments of
                                   principal are made with respect to the Class
                                   A-1, A-2, A-2FL, A-3 and/or A-4 Certificates
                                   (in the case of the Class A-2FL Certificates,
                                   through the Class A-2FL Regular Interest);

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    14                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
Principal Distributions (cont.):

                            o      except as described in the paragraph
                                   following this bullet, no payments of
                                   principal will be made to the holders of the
                                   Class A-4 Certificates until the total
                                   principal balance of the Class A-1, A-2,
                                   A-2FL, A-3 and A-AB Certificates is reduced
                                   to zero, no payments of principal will be
                                   made to the holders of the Class A-AB
                                   Certificates (other than as described in the
                                   immediately preceding bullet) until the total
                                   principal balance of the Class A-1, A-2,
                                   A-2FL and A-3 Certificates is reduced to
                                   zero, no payments of principal will be made
                                   to the holders of the Class A-3 Certificates
                                   until the total principal balance of the
                                   Class A-1, A-2 and A-2FL Certificates is
                                   reduced to zero, no payments of principal
                                   will be made to the holders of the Class
                                   A-2FL Certificates (through the Class A-2FL
                                   Regular Interest) until the total principal
                                   balance of the Class A-1 and A-2 Certificates
                                   is reduced to zero, no payments of principal
                                   will be made to the holders of the Class A-2
                                   Certificates until the total principal
                                   balance of the Class A-1 Certificates is
                                   reduced to zero.

                            Because of losses on the Mortgage Loans and/or
                            default-related or other unanticipated expenses of
                            the trust, the total principal balance of the Class
                            A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                            S and T Certificates could be reduced to zero at a
                            time when the Class A-1, A-2, A-2FL, A-3, A-AB, A-4
                            and A-1A Certificates, or any two or more Classes of
                            those Senior Certificates, remain outstanding. Under
                            those circumstances, and notwithstanding the
                            discussion above, any payments of principal on the
                            outstanding Class A-1, A-2, A-2FL, A-3, A-AB, A-4
                            and A-1A Certificates (in the case of the Class
                            A-2FL Certificates, through the Class A-2FL Regular
                            Interest) will be made among those Classes of Senior
                            Certificates on a pro rata basis in accordance with
                            their respective total principal balances.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    15                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions
(cont.):                    In general, the maximum amount of principal to be
                            distributed on any given Distribution Date with
                            respect to the Pool-Based Principal Balance
                            Certificates, subject to available funds, will equal
                            the Total Principal Payment Amount described in the
                            glossary to the Prospectus Supplement (exclusive of
                            any portion thereof allocable to the Cherryvale Mall
                            Non-Pooled Portion or the Station Place I Non-Pooled
                            Note B Loan). However, on the final Distribution
                            Date, subject to available funds and the payment
                            priorities described above, the holders of each
                            Class of Pool-Based Principal Balance Certificates
                            will be entitled to receive (in the case of the
                            Class A-2FL Certificates, through the Class A-2FL
                            Regular Interest) principal up to the remaining
                            unpaid principal balance of those Certificates.

Losses:                     Losses realized on the Mortgage Loans and certain
                            default-related and other unanticipated expenses, if
                            any, will be allocated to the T, S, Q, P, N, M, L,
                            K, J, H, G, F, E, D, C, B, A-J and A-M Classes, in
                            that order, in each case until the total principal
                            balance of the subject Class is reduced to zero, and
                            then to the A-1, A-2, A-2FL, A-3, A-AB, A-4 and A-1A
                            Classes (in the case of the A-2FL Class, through the
                            Class A-2FL Regular Interest), on a pro rata basis
                            in accordance with the respective total principal
                            balances of those Classes.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    16                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
CALL PROTECTION(1)(2)

                                                                                                            STATISTICAL DATA(1)
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Defeasance Period Thereafter                                     83.9%(4)
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Yield Maintenance Period Thereafter                              10.9%(4)(5)
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Yield Maintenance Period & Fixed Penalty Period Thereafter        3.6%(4)
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period Followed by a Defeasance or Fixed Penalty Period Thereafter         1.6%(4)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out Period or Lock-Out & Defeasance Period                                  93.2 months
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Prepayment Open Period                                                                      2.9 months(6)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPEN PREPAYMENT PERIOD AT END OF MORTGAGE LOAN    NUMBER OF MORTGAGE LOANS               PERCENT OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
                     None                                    33                                           15.1%
------------------------------------------------------------------------------------------------------------------------------------
                    1 Month                                  28                                           13.0%
------------------------------------------------------------------------------------------------------------------------------------
                   2 Months                                   7                                            2.3%
------------------------------------------------------------------------------------------------------------------------------------
                   3 Months                                  59                                           51.2%
------------------------------------------------------------------------------------------------------------------------------------
                   4 Months                                   3                                            0.9%
------------------------------------------------------------------------------------------------------------------------------------
                   6 Months                                   9                                           15.6%
------------------------------------------------------------------------------------------------------------------------------------
                   12 Months                                  4                                            1.9%
------------------------------------------------------------------------------------------------------------------------------------
                    Total:                                  143                                          100.0%
------------------------------------------------------------------------------------------------------------------------------------

1.     See "Description of the Mortgage Pool - Terms and Conditions of the
       Underlying Mortgage Loans - Prepayment Provisions" in the Prospectus
       Supplement.
2.     Prepayments could occur in limited circumstances even during initial lockout period or lockout & defeasance period.
3.     As of the Cut-Off Date.
4.     Percent of Initial Mortgage Pool Balance.
5.     Includes the 1166 Avenue of the Americas Mortgage Loan (4.8% of the
       mortgage pool balance) which has an initial lock-out period and defeasance or yield maintenance.
6.     Prior to maturity.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    17                        LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS
PREPAYMENT PROVISIONS(1)

====================================================================================================================================
PREPAYMENT PROVISIONS 10/2005   10/2006   10/2007   10/2008   10/2009   10/2010   10/2011   10/2012   10/2013   10/2014     10/2015
------------------------------------------------------------------------------------------------------------------------------------
    LOCK-OUT/DEF.      100.0%     96.4%     92.6%     86.8%     84.5%     84.8%     89.0%     88.9%     89.9%     84.7%        5.8%
------------------------------------------------------------------------------------------------------------------------------------
     YIELD MAINT.        -         3.6%      7.4%     13.2%     10.1%     10.8%     11.0%    10.5%     10.1%      9.7%        21.9%
====================================================================================================================================
      SUB-TOTAL        100.0%    100.0%    100.0%    100.0%     94.6%     95.6%    100.0%     99.4%    100.0%     94.4%       27.6%
====================================================================================================================================

====================================================================================================================================
      >=5.0%             -         -         -         -         -         -         -         -         -         -           -
------------------------------------------------------------------------------------------------------------------------------------
         4.0%            -         -         -         -         -         -         -         -         -         -           -
------------------------------------------------------------------------------------------------------------------------------------
         3.0%            -         -         -         -         -         -         -         -         -         -           -
------------------------------------------------------------------------------------------------------------------------------------
         2.0%            -         -         -         -       3.8%        -         -         -         -         -           -
------------------------------------------------------------------------------------------------------------------------------------
         1.0%            -         -         -         -       1.6%        -         -         -         -         -           -
------------------------------------------------------------------------------------------------------------------------------------
         OPEN            -         -         -         -         -       4.4%        -       0.6%        -       5.6%         72.4%
====================================================================================================================================
        TOTAL         100.0%    100.0%   100.0%   100.0%      100.0%    100.0%    100.0%    100.0%    100.0%    100.0%      100.0%
====================================================================================================================================

1.   Represents percentage of then outstanding principal balance of Mortgage
     Pool as of the date shown assuming, among other things, no prepayments, defaults or losses. The table was generated based on the Modeling
     Assumptions specified in the glossary to the Prospectus Supplement.

--------------------------------------------------------------------------------
UBS Investment Bank                    18                        LEHMAN BROTHERS

-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
POOL COMPOSITION

o      The Mortgage Pool includes eight Mortgage Loans (representing 36.3% of the Initial Mortgage Pool Balance) that S&P and Fitch have confirmed have, in the context of their inclusion in the Trust, credit characteristics that are consistent with obligations rated investment grade (such eight Mortgage Loans, the "Investment Grade Loans").

o      As described under "Description of the Mortgage Pool--Loan Combinations"
       in the Prospectus Supplement, twelve Mortgage Loans, representing 42.1%
       of the Initial Mortgage Pool Balance, are each part of a Loan
       Combination. A "Loan Combination" consists of two or more mortgage loans, only one of which will be included in the Trust (or, in the case of the
       Station Place I Loan Combination, two of which will be included in the
       Trust Fund and one of which will be a "Mortgage Loan" in the "Mortgage
       Pool"), but all of which are secured by the same mortgage instrument(s)
       encumbering the same mortgaged real property or properties. Whenever there is a reference to a "Non-Trust Loan" in these materials, it is a reference to a mortgage loan that is part of a Loan Combination, but is not included in the Trust. A Non-Trust Loan may be senior, pari passu or subordinate in right of payment relative to the Mortgage Loan (or particular components of the Mortgage Loan) included in the same Loan
       Combination. Seven of the Investment Grade Loans (the "200 Park Avenue
       Mortgage Loan," the "Courtyard by Marriott Portfolio Mortgage Loan," the
       "Reckson Portfolio I Mortgage Loan," the "1166 Avenue of the Americas
       Mortgage Loan," the "Cherryvale Mall Mortgage Loan," the "Reckson
       Portfolio II Mortgage Loan," and the "Station Place I Mortgage Loan" each as defined in the glossary to the Prospectus Supplement) will each be part of a Loan Combination. The structures of these seven Loan
       Combinations are outlined on the following pages.

o      Summary of the pool composition is as follows:

===========================================================================================================
                                                             TOTAL CUT-OFF             PERCENT OF INITIAL
                             NUMBER OF LOANS                 DATE BALANCE            MORTGAGE POOL BALANCE
-----------------------------------------------------------------------------------------------------------
Investment Grade Loans               8                        $874,465,982                   36.3%
-----------------------------------------------------------------------------------------------------------
Conduit Loans                      135                      $1,531,417,093                   63.7%
===========================================================================================================
Total:                             143                      $2,405,883,075                  100.0%
===========================================================================================================

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    19                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
THE 200 PARK AVENUE LOAN COMBINATION(1)

o      The 200 Park Avenue Mortgage Loan is one of three (3) mortgage loans comprising the 200 Park Avenue Loan Combination that includes: (a) the
       200 Park Avenue Mortgage Loan; (b) the 200 Park Avenue Note A1 Non-Trust
       Loan, with an aggregate cut-off date principal balance of $329,736,204
       (included in the LB-UBS series 2005-C3 securitization); and (c) the 200
       Park Avenue Note A2 Non-Trust Loan, with a cut-off date principal balance of $285,131,898 (included in the LB-UBS series 2005-C5 securitization).

o      The 200 Park Avenue Loan Combination is subject to the terms of a related
       Co-Lender Agreement. The aggregate cut-off date principal balance of the
       200 Park Avenue Loan Combination is $900,000,000.

o      The 200 Park Avenue Note A1 Non-Trust Loan is comprised of (i) the 200
       Park Avenue Note A1 Senior Non-Trust Loan Component, with a cut-off date principal balance of $278,500,000, which is, at all times, pari passu in right of payment with the 200 Park Avenue Mortgage Loan and the 200 Park
       Avenue Note A2 Non-Trust Loan, and (ii) the 200 Park Avenue Note A1
       Junior Non-Trust Loan Component, with a cut-off date principal balance of
       $51,236,204, which is, during the continuance of certain material uncured events of default with respect to the 200 Park Avenue Loan Combination, subordinate in right of payment to the 200 Park Avenue Mortgage Loan, the
       200 Park Avenue Note A1 Senior Non-Trust Loan Component and the 200 Park
       Avenue Note A2 Non-Trust Loan.

                      200 PARK AVENUE      200 PARK AVENUE   200 PARK AVENUE    LB-UBS
                          NOTE A1              NOTE A2       MORTGAGE LOAN(2)  2005-C7
                      SENIOR NON-TRUST    NON-TRUST LOAN(2)     ($285.1m)       TRUST
                     LOAN COMPONENT(2)        ($285.1m)
200 PARK AVENUE          ($278.5m)              LB-UBS
LOAN COMBINATION           LB-UBS           2005-C5 TRUST
   ($900.0m)           2005-C3 TRUST

                            200 PARK AVENUE NOTE A1
                        JUNIOR NON-TRUST LOAN COMPONENT
                                    ($51.2m)
                              LB-UBS 2005-C3 TRUST

--------------------
1.     The entire 200 Park Avenue Loan Combination is rated BBB-/BBB- by S&P and
       Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated. Balances are cut-off date principal balances.
2.     The 200 Park Avenue Note A1 Senior Non-Trust Loan Component, the 200 Park
       Avenue Note A2 Non-Trust Loan, and the 200 Park Avenue Mortgage Loan are
       rated A-/A- by S&P and Fitch.

--------------------------------------------------------------------------------
UBS Investment Bank                    20                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
THE 200 PARK AVENUE LOAN COMBINATION(CONT.)

o      The 200 Park Avenue Mortgage Loan is, at all times, pari passu in right of payment with the 200 Park Avenue Note A2 Non-Trust Loan and the 200
       Park Avenue Note A1 Senior Non-Trust Loan Component.

o      The entire 200 Park Avenue Loan Combination is secured by the same mortgage instrument encumbering the 200 Park Avenue Mortgaged Property.

o      The entire 200 Park Avenue Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o      Subject to the discussion under "Description of the Mortgage Pool--Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
       2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder, and the Serviced Non-Trust Loan Noteholders" in the
       Prospectus Supplement, until the occurrence of a triggering event, the holder of the 200 Park Avenue Note A1 Non-Trust Loan or its representative (which representative will be a designated series 2005-C3 certificateholder) will have the ability to (i) advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the 200 Park Avenue Loan
       Combination, (ii) replace the series 2005-C3 special servicing with respect to the 200 Park Avenue Loan Combination, and (iii) cure defaults and/or purchase in a default scenario the senior mortgage loans in the
       200 Park Avenue Loan Combination (including the 200 Park Avenue Mortgage
       Loan).

--------------------------------------------------------------------------------
UBS Investment Bank                    21                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION(1)

o      The Courtyard by Marriott Portfolio Mortgage Loan is one of four (4)
       mortgage loans comprising the Courtyard by Marriott Portfolio Loan
       Combination that includes: (a) the Courtyard by Marriott Portfolio
       Mortgage Loan; (b) the Courtyard by Marriott Portfolio Note A1 Non-Trust
       Loan, with an aggregate cut-off date principal balance of $164,200,000
       (included in the LB-UBS series 2005-C3 securitization); (c) the Courtyard by Marriott Portfolio Note A2 Non-Trust Loan, with a cut-off date principal balance of $177,900,000 (included in the LB-UBS 2005-C5 securitization); and (d) the Courtyard by Marriott Portfolio Note B
       Non-Trust Loan, with a cut-off date principal balance of $30,000,000
       (held by an institutional third-party investor on a whole loan basis).

o      The Courtyard by Marriott Portfolio Loan Combination is subject to the terms of a related Co-Lender Agreement. The aggregate cut-off date principal balance of the Courtyard by Marriott Portfolio Loan Combination
       is $550,000,000.

                                COURTYARD BY        COURTYARD BY        COURTYARD BY      LB-UBS
                             MARRIOTT PORTFOLIO  MARRIOTT PORTFOLIO  MARRIOTT PORTFOLIO  2005-C7
                                  NOTE A1             NOTE A2         MORTGAGE LOAN(1)    TRUST
                              SENIOR NON-TRUST   NON-TRUST LOAN(1)       ($177.9m)
                             LOAN COMPONENT(1)       ($177.9m)
   COURTYARD BY                  ($121.5m)             LB-UBS
MARRIOTT PORTFOLIO                 LB-UBS          2005-C5 TRUST
 LOAN COMBINATION              2005-C3 TRUST
    ($550.0m)

                    COURTYARD BY MARRIOTT PORTFOLIO NOTE A1
                        JUNIOR NON-TRUST LOAN COMPONENT
                                    ($42.7m)
                              LB-UBS 2005-C3 TRUST

                        COURTYARD BY MARRIOTT PORTFOLIO
                             NOTE B NON-TRUST LOAN
                                    ($30.0m)
                              THIRD-PARTY INVESTOR

---------------------------

1.     The Courtyard by Marriott Portfolio Loan Combination has pari passu components (the Courtyard by Marriott Portfolio Note A1 Senior Non-Trust
       Loan Component, the Courtyard by Marriott Portfolio Note A2 Non-Trust
       Loan, and the Courtyard by Marriott Portfolio Mortgage Loan) of
       $477,300,000 which are rated A-/A- by S&P and Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the pari passu components' credit characteristics are consistent with the obligations that are so rated. Balances are cut-off date principal balances.

--------------------------------------------------------------------------------
UBS Investment Bank                    22                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION (CONT.)

o      The Courtyard by Marriott Portfolio Note A1 Non-Trust Loan is comprised of (i) the Courtyard by Marriott Portfolio Note A1 Senior Non-Trust Loan
       Component, with a cut-off date principal balance of $121,500,000, which is, at all times, pari passu in right of payment with the Courtyard by
       Marriott Portfolio Mortgage Loan and the Courtyard by Marriott Portfolio
       Note A2 Non-Trust Loan, and (ii) the Courtyard by Marriott Portfolio Note
       A1 Junior Non-Trust Loan Component, with a cut-off date principal balance of $42,700,000, which is, during the continuance of certain material uncured events of default with respect to the Courtyard by Marriott
       Portfolio Loan Combination, subordinate in right of payment to the
       Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by Marriott
       Portfolio Note A1 Senior Non-Trust Loan Component and the Courtyard by
       Marriott Portfolio Note A2 Non-Trust Loan.

o      The Courtyard by Marriott Portfolio Mortgage Loan is, at all times, pari passu in right of payment with the Courtyard by Marriott Portfolio Note
       A2 Non-Trust Loan and the Courtyard by Marriott Portfolio Note A1 Senior
       Non-Trust Loan Component. The Courtyard by Marriott Portfolio Note B
       Non-Trust Loan is, following and during the continuance of certain material uncured events of default with respect to the Courtyard by
       Marriott Portfolio Loan Combination, subordinate in right of payment to the Courtyard by Marriott Portfolio Mortgage Loan, the entire Courtyard by Marriott Portfolio Note A1 Non-Trust Loan and the Courtyard by
       Marriott Portfolio Note A2 Non-Trust Loan.

o      The entire Courtyard by Marriott Portfolio Loan Combination is secured by the same mortgage instrument encumbering the Courtyard by Marriott
       Portfolio Mortgaged Property.

o      The entire Courtyard by Marriott Portfolio Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o      Subject to the discussion under "Description of the Mortgage Pool--Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
       2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder, and the Serviced Non-Trust Loan Noteholders" in the
       Prospectus Supplement, first, until the occurrence of a first triggering event, the holder of the Courtyard by Marriott Portfolio Note B Non-Trust
       Loan or its designee and, second, following the occurrence of the first triggering event and until the occurrence of a second triggering event, the holder of the Courtyard by Marriott Portfolio Note A1 Non-Trust Loan
       or its representative (which representative, under the series 2005-C3 pooling and servicing agreement, will be a designated series 2005-C3 certificateholder), will have the ability to (i) advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the Courtyard by Marriott
       Portfolio Loan Combination, (ii) replace the series 2005-C3 special servicer with respect to the Courtyard by Marriott Portfolio Loan
       Combination, and (iii) cure defaults and/or purchase in a default scenario the senior loans in the Courtyard by Marriott Portfolio Loan
       Combination (including the Courtyard by Marriott Portfolio Mortgage
       Loan).

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    23                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE RECKSON PORTFOLIO I LOAN COMBINATION

The Reckson Portfolio I Mortgage Loan is one of two mortgage loans comprising the Reckson Portfolio Pool I Loan Combination that includes: (a) the Reckson
Portfolio Pool I Mortgage Loan, with a cut-off date principal balance of
$122,850,000 and (b) the Reckson Portfolio Pool I Note B Non-Trust Loan, with a cut-off date principal balance of $73,218,300.

                              RECKSON PORTFOLIO I
                                 MORTGAGE LOAN          LB-UBS 2005-C7
                                    (A NOTE)                TRUST
RECKSON PORTFOLIO I                ($122.9m)
LOAN COMBINATION
                              RECKSON PORTFOLIO I
($196.1m)                        NON-TRUST LOAN
                                    (B NOTE)
                                    ($73.2m)

o The entire Reckson Portfolio I Loan Combination is secured by the same mortgage instrument encumbering the Reckson Portfolio I Mortgaged Properties.

o The entire Reckson Portfolio I Loan Combination will be serviced under the series 2005-C7 pooling and servicing agreement by the series 2005-C7 master servicer and the series 2005-C7 special servicer (subject to the right of the
  B Note holder to substitute such special servicer).

o In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, no payments of principal or interest will be made with respect to the Reckson
  Portfolio I Non-Trust Component until the total principal amount of the
  Reckson Portfolio I Mortgage Loan has been paid in full.

o The Reckson Portfolio I Mortgage Loan will be pooled with other Mortgage Loans to back the Offered Certificates and certain Non-Offered Certificates.

o The Reckson Portfolio I Non-Trust Loan will not be included in the Trust.

o Subject to the discussion under "Description of the Mortgage Pool - Loan
  Combinations" and "Servicing of the Underlying Mortgage Loans - The Series
  2005-C7 Controlling Class Representative, the Class CM Directing
  Certificateholder and the Serviced Non-Trust Loan Noteholders" in the
  prospectus supplement, the holder of the Reckson Portfolio I Note B Non-Trust
  Loan will have the ability to (i) advise and direct the master servicer and/or special servicer with respect to the Reckson Portfolio I Loan Combination,
  (ii) replace the special servicer with respect to the Reckson Portfolio I Loan
  Combination, and (iii) cure defaults and/or purchase in a default scenario the
  Reckson Portfolio I Mortgage Loan.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    24                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
THE 1166 AVENUE OF THE AMERICAS LOAN COMBINATION(1)

o      The 1166 Avenue of the Americas Loan is one of two mortgage loans comprising the 1166 Avenue of the Americas Loan Combination that includes: (a) the 1166 Avenue of the Americas Mortgage Loan and (b) the
       1166 Avenue of the Americas Non-Trust Loan, with a cut-off date principal balance of $359,000,000 (included in the 1166 Avenue of the Americas
       Commercial Mortgage Trust II, Series 2005-C6). The 1166 Avenue of the
       Americas Non-Trust Loan was securitized in a separate stand-alone transaction and will not be included in the Trust.

                        1166 AVENUE OF THE AMERICAS MORTGAGE LOAN      LB-UBS 2005-C7
                                     (SENIOR NOTE)(2)                  TRUST
                                        ($116.0m)

 1166 AVENUE OF         1166 AVENUE OF THE AMERICAS NON-TRUST LOAN
  THE AMERICAS                    (SENIOR CERTIFICATES)
LOAN COMBINATION                        ($241.6m)                     1166 AVENUE OF THE AMERICAS
   ($475.0m)                                                              COMMERCIAL MORTGAGE
                        1166 AVENUE OF THE AMERICAS NON-TRUST LOAN      TRUST II, SERIES 2005-C6
                                  (JUNIOR CERTIFICATES)
                                        ($117.4m)

o      The 1166 Avenue of the Americas Loan Combination is subject to the terms of a related Co-Lender Agreement. The aggregate cut-off date principal balance of the 1166 Avenue of the Americas Loan Combination is
       $475,000,000.

o      The 1166 Avenue of the Americas Mortgage Loan receives all monthly payments of principal prior to default.

o      The 1166 Avenue of the Americas Mortgage Loan, following and during the continuance of certain material uncured events of default, is pari passu in right of payment of principal with the 1166 Avenue of the Americas
       Non-Trust Loan Senior Certificates.

o      The 1166 Avenue of the Americas Non-Trust Loan Junior Certificates are,
       following and during the continuance of certain material uncured events of default with respect to the 1166 Avenue of the Americas Loan
       Combination, subordinate in right of payment to the 1166 Avenue of the
       Americas Mortgage Loan and the 1166 Avenue of the Americas Non-Trust Loan
       Senior Certificates.

o      The entire 1166 Avenue of the Americas Loan Combination is secured by the same mortgage instrument encumbering the 1166 Avenue of the Americas
       Mortgaged Property.

o      The entire 1166 Avenue of the Americas Loan Combination will be primary serviced under the series 2005-C6 pooling and servicing agreement.

-----------------
1.     The entire 1166 Avenue of the Americas Loan Combination is rated BBB by
       S&P. S&P has confirmed to us that this rating reflects an assessment that the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated. Balances are cut-off date principal balances.
2.     The 1166 Avenue of the Americas Mortgage Loan is rated AAA/AAA by S&P and
       Fitch.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    25                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 1166 AVENUE OF THE AMERICAS LOAN COMBINATION(CONT.)

o      Subject to the discussion under "Description of the Mortgage Pool - Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans - The
       Series 2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder and the Serviced Non-Trust Loan Noteholders" in the
       Prospectus Supplement, the Directing Class of the 1166 Avenue of the
       Americas Non-Trust Loan will have the ability to (i) advise and direct the master servicer and/or the special servicer with respect to certain specified servicing actions regarding the 1166 Avenue of the Americas
       Loan Combination, (ii) replace the special servicer with respect to the
       1166 Avenue of the Americas Loan Combination, and (iii) cure defaults under and/or purchase in a default scenario the 1166 Avenue of the
       Americas Mortgage Loan.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    26                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
THE CHERRYVALE MALL LOAN

o      The Cherryvale Mall Loan is a Split Mortage Loan with a senior Pooled
       Portion (the "Cherryvale Pooled Portion") and a junior Non-Pooled Portion
       (the "Cherryvale Non-Pooled Portion").

                             CHERRYVALE MALL
                          SENIOR POOLED PORTION             LB-UBS 2005-C7
CHERRYVALE MALL                  ($84.0m)                        TRUST
    LOAN
                              CHERRYVALE MALL            LB-UBS 2005-C7 TRUST
  ($94.0m)               JUNIOR NON-POOLED PORTION    (BACKS CLASS CM-1 THROUGH
                                  ($10.0m)                CM-7 CERTIFICATES)

o      The entire Cherryvale Mall Loan is secured by the same mortgage instrument encumbering the Cherryvale Mall Mortgaged Property.

o      The entire Cherryvale Mall Loan will be serviced under the series 2005-C7 pooling and servicing agreement by the series 2005-C7 master servicer and the series 2005-C7 special servicer (subject to the right of a designated holder of the Class CM Certificates to substitute such special servicer).

o      In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, no payments of principal or interest will be made with respect to the
       Cherryvale Mall Non-Pooled Component until the total principal amount of the Cherryvale Mall Pooled Component has been paid in full.

o      The Cherryvale Mall Pooled Portion will be pooled with other Mortgage
       Loans to back the Offered Certificates and certain Non-Offered
       Certificates.

o      The Cherryvale Mall Non-Pooled Portion will be deposited into the Trust and will back the Class CM-1, CM-2, CM-3, CM-4, CM-5, CM-6, and CM-7
       Certificates.

o      Subject to the discussion under "Description of the Mortgage Pool - Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans - The
       Series 2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder and the Serviced Non-Trust Loan Noteholders" in the
       prospectus supplement, a designated holder or beneficial owner of Class
       CM-1, CM-2, CM-3, CM-4, CM-5, CM-6, and/or CM-7 Certificates will initially have rights to: (i) direct various servicing actions and/or replace the special servicer with respect to the Cherryvale Mall Loan, and (ii) cure defaults under and/or purchase in a default scenario the
       Cherryvale Mall Pooled Portion.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    27                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS
THE RECKSON PORTFOLIO II LOAN COMBINATION

o      The Reckson Portfolio II Mortgage Loan is one of two mortgage loans comprising the Reckson Portfolio II Loan Combination that includes: (a)
       the Reckson Portfolio II Mortgage Loan, with a cut-off date principal balance of $31,032,268 and (b) the Reckson Portfolio II Note B Non-Trust
       Loan, with a cut-off date principal balance of $20,500,000.

                              RECKSON PORTFOLIO II
                                 MORTGAGE LOAN            LB-UBS 2005-C7
                                    (A NOTE)                  TRUST
RECKSON PORTFOLIO II                ($31.0m)
  LOAN COMBINATION
                              RECKSON PORTFOLIO II
      ($51.5m)                   NON-TRUST LOAN
                                    (B NOTE)
                                    ($20.5m)

o      The entire Reckson Portfolio II Loan Combination is secured by the same mortgage instrument encumbering the Reckson Portfolio II Mortgaged
       Properties.

o      The entire Reckson Portfolio II Loan Combination will be serviced under the series 2005-C7 pooling and servicing agreement by the series 2005-C7 master servicer and the series 2005-C7 special servicer (subject to the right of the B Note holder to substitute such special servicer).

o      In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, no payments of principal or interest will be made with respect to the
       Reckson Portfolio II Non-Trust Component until the total principal amount of the Reckson Portfolio II Mortgage Loan has been paid in full.

o      The Reckson Portfolio II Mortgage Loan will be pooled with other Mortgage
       Loans to back the Offered Certificates and certain Non-Offered
       Certificates.

o      The Reckson Portfolio II Non-Trust Loan will not be included in the
       Trust.

o      Subject to the discussion under "Description of the Mortgage Pool - Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans - The
       Series 2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder and the Serviced Non-Trust Loan Noteholders" in the
       Prospectus Supplement, the holder of the Reckson Portfolio II Note B
       Non-Trust Loan will have the ability to (i) advise and direct the master servicer and/or special servicer with respect to the Reckson Portfolio II
       Loan Combination, (ii) replace the special servicer with respect to the
       Reckson Portfolio II Loan Combination, and (iii) cure defaults and/or purchase in a default scenario the Reckson Portfolio II Mortgage Loan.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    28                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE STATION PLACE I LOAN COMBINATION

o      The Station Place I Mortgage Loan is a Split Mortgage Loan with a senior
       Pooled Note A1 (the "Station Place I Pooled Note A") and a junior Non-
       Pooled Note B (the "Station Place I Non-Pooled Note B").

o      The Station Place I Mortgage Loan is part of a Loan Combination (the
       "Station Place I Loan Combination") that also includes one Non-Trust Loan
       (the "Station Place I Non-Trust Loan") that is pari passu in right of payment of interest with the Station Place I Pooled Note A and generally senior in right of payment to the Station Place I Non-Pooled Note B.

o      Prior to a monetary event of default or material non-monetary event of default that would result in the loan being transferred to special servicing: (i) the holder of the Station Place I Pooled Note A receives all monthly amortization payments prior to the holders of the other Notes and (ii) the holder of the Station Place I Pooled Note A receives casualty and condemnation proceeds and other unscheduled principal payments pro rata and pari passu with the holders of the Station Place I
       Non-Trust Loan, but prior to the holders of the Station Place I
       Non-Pooled Note B.

                      Note A1(1)                Note A2
                     $40,626,606              $141,373,394
LB-UBS 2005-C7

                                     Note B
                                  $63,000,000

                                 LB-UBS 2005-C7

------------------
1.     $40,626,606 represents the original balance of Note A1. The current balance is $40,360,000.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    29                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE STATION PLACE I LOAN COMBINATION (CONT.)

o      The entire Station Place I Loan Combination will be serviced under the series 2005-C7 pooling and servicing agreement by the series 2005-C7 master servicer and the series 2005-C7 special servicer (subject to the right of the B Note holder to substitute such special servicer).

o      After a final recovery determination, the holder of the Station Place I
       Non-Pooled Note B receives no principal and interest payments until the principal amounts of the Station Place I Pooled Note A and the Station
       Place I Non-Trust Loan have been paid in full.

o      The Station Place I Pooled Note A will be pooled with other Mortgage
       Loans to back the Offered Certificates and certain Non-Offered
       Certificates.

o      The Station Place I Non-Trust Loan will not be included in the Trust.

o      The Station Place I Non-Pooled Note B is an asset of the trust, but is treated for all purposes in these materials, as a B Note outside of the trust. Therefore, it is not reflected in any statistical or other information presented in these materials applicable to the other mortgage loans. It is intended that one or more classes of certificates will represent the beneficial interest in the Station Place I Non-Pooled Note
       B, which certificates will have all rights of the Station Place I
       Non-Pooled Note B set forth in the Prospectus Supplement. These certificates are not being offered by the Prospectus Supplement and are not described in the Prospectus Supplement or in these materials. All references to certificates in these materials do not include the certificates related to the Station Place I Non-Pooled Note B. Principal and interest advances will be made on the Station Place I Non-Pooled Note
       B, which if deemed non-recoverable, will be reimbursed to the servicer first, from collections on the Station Place I Non-Pooled Note B and then from the Station Place Note A.

o      Subject to the discussion under "Description of the Mortgage Pool - Loan
       Combinations" and "Servicing of the Underlying Mortgage Loans - The
       Series 2005-C7 Controlling Class Representative, the Class CM Directing
       Certificateholder and the Serviced Non-Trust Loan Noteholders" in the
       prospectus supplement, the holder of the Station Place I Non-Pooled Note
       B will initially have rights to: (i) direct various servicing actions and/or replace the special servicer with respect to the Station Place I
       Loan Combination, and (ii) cure defaults under and/or purchase in a default scenario the Station Place I Loan Component.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    30                        LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o      The following table shows the U/W DSCR, Cut-off Date LTV and Shadow
       Rating(1) with respect to each indicated Mortgage Loan:

------------------------------------------------------------------------------------------------------------------------------------
                                        COURTYARD                    1166 AVENUE
                           200 PARK     BY MARRIOTT     RECKSON        OF THE        CHERRYVALE        STATION          RECKSON
                            AVENUE      PORTFOLIO     PORTFOLIO I     AMERICAS           MALL          PLACE I        PORTFOLIO II
------------------------------------------------------------------------------------------------------------------------------------
UW DSCR(2)                   1.65x         1.71x           2.43x          1.71x           1.89x           1.57x           2.69x
------------------------------------------------------------------------------------------------------------------------------------
UW Net Cash Flow         $78,056,834    $62,624,234     $15,719,652    $45,014,186     $10,499,630     $20,787,355     $4,400,203
------------------------------------------------------------------------------------------------------------------------------------
Cut-off Date LTV(2)           45.9%         55.7%           45.4%           55.0%          53.8%           51.9%           41.7%
------------------------------------------------------------------------------------------------------------------------------------
Appraised Value         $1,850,000,000  $856,500,000    $270,500,000    $650,000,000    $156,000,000    $350,000,000    $74,400,000
------------------------------------------------------------------------------------------------------------------------------------
Shadow Rating(1)(4)           A-/A-         A-/A-         BBB-/BBB-       AAA/AAA         AAA/AA          AAA/AAA         A-/A+
------------------------------------------------------------------------------------------------------------------------------------

o      The following table shows the U/W DSCR and Cut-off Date LTV with respect to each indicated Loan Combination:

------------------------------------------------------------------------------------------------------------------------------------
                                        COURTYARD                    1166 AVENUE
                           200 PARK     BY MARRIOTT     RECKSON        OF THE        CHERRYVALE        STATION          RECKSON
                            AVENUE      PORTFOLIO     PORTFOLIO I     AMERICAS           MALL          PLACE I        PORTFOLIO II
------------------------------------------------------------------------------------------------------------------------------------
UW DSCR(3)                  1.55x         1.48x          1.52x          1.36x            1.73x          1.24x            1.62x
------------------------------------------------------------------------------------------------------------------------------------
UW Net Cash Flow          $78,056,834   $62,624,234    $15,719,652   $45,014,186      $10,499,630     $20,787,355     $4,400,203
------------------------------------------------------------------------------------------------------------------------------------
Cut-off Date LTV(3)          48.6%        64.2%          72.5%          73.1%             60.3%          69.9%           69.3%
------------------------------------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000  $856,500,000   $270,500,000  $650,000,000     $156,000,000     $350,000,000     $74,400,000
------------------------------------------------------------------------------------------------------------------------------------
Shadow Rating(4)          BBB-/BBB-      BBB-/BBB-         NA           BBB/NR          NR/BBB           BB+/NR           NA
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
1.     S&P and Fitch have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, the credit characteristics of that Mortgage Loan are consistent with obligations that are so rated.
2.     Based on: the $848,763,796 200 Park Avenue Mortgage Loan, 200 Park Avenue
       Note A1 Senior Non-Trust Loan Component and 200 Park Avenue Note A2
       Non-Trust Loan, without regard to the 200 Park Avenue Note A1 Junior
       Non-Trust Loan Component; the $477,300,000 Courtyard by Marriot Portfolio
       Mortgage Loan, Courtyard by Marriott Portfolio Senior Non-Trust Component
       and Courtyard by Marriott Portfolio Note A2 Non-Trust Loan, without regard to the Courtyard by Marriot Portfolio Junior Non-Trust Loan
       Component or the Courtyard by Marriott Portfolio Note B Non- Trust Loan;
       the $357,560,000 1166 Avenue of the Americas Mortgage Loan and 1166
       Avenue of the Americas Senior Non-Trust Loan Components; Reckson
       Portfolio I Mortgage Loan without regard to the Reckson Portfolio I
       Non-Trust Loan; Reckson Portfolio II Mortgage Loan without regard to
       Reckson Portfolio II Non-Trust Loan; Cherryvale Mall Senior Pooled
       Portion without regard to Cherryvale Mall Junior Non-Pooled Portion;
       Station Place I Note A1 with Station Place I Non-Trust Loan without regard to the Station Place I Non-Pooled Note B.
3.     Based on the entire subject Loan Combination.
4.     The entire $900,000,000 200 Park Avenue Loan Combination is rated
       BBB-/BBB- by S&P and Fitch. $520,000,000 of the Courtyard by Marriott
       Portfolio Loan Combination (excluding the Courtyard by Marriott Portfolio
       Note B Non-Trust Loan) is rated BBB-/BBB- by S&P and Fitch. The entire
       $475,000,000 1166 Avenue of the Americas Loan Combination is rated BBB by
       S&P. The $94,000,000 Cherryvale Mall Senior Pooled Portion is rated
       AAA/AA by S&P and Fitch. The $10,000,000 Junior Non-Pooled Portion is
       rated AA through BBB by Fitch. The $40,626,606 (original balance) Station
       Place I Trust Note A1 is rated AAA/AAA by S&P and Fitch. The Trust B Note is rated AAA through BB+ by S&P.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    31                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing the top 10 and investment grade loans in the LB-UBS 2005-C7 transaction include the following:

     -   Tishman Speyer Real Estate Venture VI, L.P.

     -   TIAA-CREF

     -   Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty
         Advisors, L.P.

     -   Reckson Australia Operating Company LLC

     -   Marsh & McLennan Companies, Inc.

     -   Moore Development Company and Lloyd W. Moore, and Urdang Capital
         Management, Inc., as managers for Honeywell International Master
         Pension Trust

     -   CBL Holdings I, Inc. ("CBL")

     -   John Foresi and Andrew Stewart, and an affiliate of Lehman Brothers
         Holdings Inc.

     -   Broadway Investment Domestic REIT and Broadway Investment REIT

     -   Fisher Brothers and Louis Dreyfus Property Group

     -   The George Washington University

o    Conduit Origination Program:

     -   U/W Net Cash Flow on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the Prospectus Supplement and is either verified subject to a variance of 2.5% or, in limited other cases, re-underwritten (but not audited) by third party service providers (i.e., by a "Big Four" accounting firm).

     -   U/W NCF DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     -   Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -   Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -   Substantially all borrowers are single asset entities.

     -   Non-consolidation opinions have been obtained with respect to the related borrower for substantially all Mortgage Loans with principal balances greater than $20 million.
--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    32                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CASH MANAGEMENT SYSTEMS

================================================================================
             LOCKBOXES              PERCENT OF INITIAL MORTGAGE POOL BALANCE
--------------------------------------------------------------------------------
          Hard Lockbox                                47.7%
--------------------------------------------------------------------------------
       Hard/Hotel Lockbox                             7.4%
--------------------------------------------------------------------------------
     Springing Hard Lockbox                           13.6%
--------------------------------------------------------------------------------
          Soft Lockbox                                0.4%
--------------------------------------------------------------------------------
     Springing Soft Lockbox                           26.7%
================================================================================

o    HARD LOCKBOX. Tenants are directed to pay rents directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager). In most cases, until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.

o    HARD/HOTEL LOCKBOX. With respect to hospitality properties only, cash or
     "over-the-counter" receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account controlled by the lender. Until the occurrence of a triggering event, funds deposited into the lockbox account may be disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights. In the case of the Courtyard by Marriott Portfolio
     Mortgage Loan, depending on the identity and rating of the property manager or a specified affiliate thereof, these periodic disbursements may continue to that property manager, who will have certain obligations regarding the application of the disbursements, even while an event of default exists under the related Mortgage Loan.

o    SPRINGING HARD LOCKBOX. Either--

     -   income is collected by the borrower or the property manager (which may be an affiliate of the borrower) and paid into a lockbox account or tenants are directed to pay rents directly to a lockbox account that is, in each case, controlled by the borrower, or by both the borrower and the lender; and, following the occurrence of a triggering event, that existing lockbox account or another lockbox account is established as a "Hard Lockbox" with lender cash management; or

     -   a lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Hard Lockbox" with lender cash management.

o    SOFT LOCKBOX. Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a "Hard Lockbox".

o    SPRINGING SOFT LOCKBOX. A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Soft Lockbox"
     as described above.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    33                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

INFORMATION REGARDING ESCROWS AND RELATED PAYMENT OBLIGATIONS

=======================================================================================================
Type of Escrow or Related Payment Obligation(1)        Percent of Initial Total Conduit Loan Balance(2)
-------------------------------------------------------------------------------------------------------
Real Estate Taxes(3)                                                               85.1%
-------------------------------------------------------------------------------------------------------
Insurance Premiums(4)                                                              84.0%
-------------------------------------------------------------------------------------------------------
Capital Replacements                                                               78.6%
-------------------------------------------------------------------------------------------------------
TI/LC (Industrial)                                                                 48.7%
-------------------------------------------------------------------------------------------------------
TI/LC (Office)                                                                     50.2%
-------------------------------------------------------------------------------------------------------
TI/LC (Retail)                                                                     85.8%
=======================================================================================================

---------------------------
1.   Escrows and related payment obligations are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from sponsor. No representation is made as to the investment grade nature of any sponsor.
2.   As of the Cut-Off Date, excludes the Investment Grade Loans.
3.   In some instances where there are no actual tax escrows, certain investment grade tenants are obligated/permitted to pay taxes directly and are deemed to have escrows in the table above.
4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are obligated/permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    34                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

=============================================================================================================================================
                                                       GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
---------------------------------------------------------------------------------------------------------------------------------------------
Initial Mortgage Pool Balance                                                                                                 $2,405,883,075
---------------------------------------------------------------------------------------------------------------------------------------------
Contributors of Collateral                                                                                                  Lehman: 66.8%(1)
                                                                                                                               UBS: 33.2%(1)
---------------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                                                                                                 143
---------------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                                                                                      227
---------------------------------------------------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                                                                         18.5%(1)
---------------------------------------------------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                                                                      36.3%(1)
---------------------------------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                                         5.520%
---------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity                                                                                        113 months
---------------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity                                                                                       110 months
---------------------------------------------------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-off Date Balance                                                                                       $16,824,357
---------------------------------------------------------------------------------------------------------------------------------------------
Average Mortgage Property Cut-off Date Balance                                                                                   $10,598,604
---------------------------------------------------------------------------------------------------------------------------------------------
Average Conduit Loan Cut-off Date Balance (excluding the Investment Grade Loans)                                                 $11,343,830
---------------------------------------------------------------------------------------------------------------------------------------------
Average Conduit Property Cut-off Date Balance (excluding the Investment Grade Loans)                                             $10,489,158
---------------------------------------------------------------------------------------------------------------------------------------------
Largest Mortgage Loan                                                                                                           $285,131,898
---------------------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. U/W DSCR                                                                           Mortgage Pool: 1.50x; Conduit Loans Only: 1.31x
---------------------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Cut-Off Date LTV                                                                   Mortgage Pool: 64.5%; Conduit Loans Only: 72.7%
---------------------------------------------------------------------------------------------------------------------------------------------
Wtd. Avg. Maturity Date LTV                                                                  Mortgage Pool: 56.1%; Conduit Loans Only: 66.1%
---------------------------------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                                    33 States & the District of Columbia
=============================================================================================================================================

---------------------------
1.   Expressed as a percentage of the Initial Mortgage Pool Balance.
2.   Including properties leased to one tenant that occupies 90% or more of the particular property. Expressed as a percentage of the Initial Mortgage Pool
     Balance.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    35                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    36                        LEHMAN BROTHERS

Collateral Pool Highlights
--------------------------------------------------------------------------------
POOL CHARACTERISTICS                                  COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
0 - 6,000,000                  67             240,460,823             10.0
6,000,001 - 14,000,000         44             411,543,359             17.1
14,000,001 - 40,000,000        22             487,926,995             20.3
40,000,001 - 60,000,000         2              97,860,000              4.1
60,000,001 - 100,000,000        2             171,210,000              7.1
100,000,001 - 150,000,000       3             348,850,000             14.5
150,000,001 >=                  3             648,031,898             26.9
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                        1,298,556
Max:                        285,131,898
Average:                    16,824,357
--------------------------------------------------------------------------------

STATE(1)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                          OF PROPERTIES        BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
NY                             30             635,567,295             26.4
CA                             24             286,014,814             11.9
MA                              3             190,113,719              7.9
IL                             10             183,219,056              7.6
FL                             20             170,447,549              7.1
TX                             26             163,507,049              6.8
MD                              5             115,503,753              4.8
CT                              6              71,385,646              3.0
NJ                              8              57,748,718              2.4
GA                              8              50,338,242              2.1
Other(2)                       87             482,037,233             20.0
--------------------------------------------------------------------------------
TOTAL:                        227           2,405,883,075            100.0
--------------------------------------------------------------------------------

PROPERTY TYPE(1)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                          OF PROPERTIES        BALANCE ($)        POOL BAL

--------------------------------------------------------------------------------
Office                         33           1,205,202,301             50.1
Retail                         58             553,370,922             23.0
  Anchored Retail              37             342,360,014             14.2
  Unanchored Retail            20             127,010,908              5.3
  Regional Mall                 1              84,000,000              3.5
Multifamily(3)                 45             293,196,699             12.2
Hotel                          72             239,620,262             10.0
Self Storage                   13              49,571,552              2.1
Mixed Use                       2              36,364,656              1.5
Industial / Warehouse           4              28,556,683              1.2
--------------------------------------------------------------------------------
TOTAL:                        227           2,405,883,075            100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
4.751 - 5.000                   2             101,191,817              4.2
5.001 - 5.250                  25             386,938,949             16.1
5.251 - 5.500                  56             721,535,607             30.0
5.501 - 5.750                  38             956,975,095             39.8
5.751 - 6.000                  11              84,069,867              3.5
6.001 - 6.250                   7             123,650,058              5.1
6.251 - 6.500                   2              19,591,683              0.8
6.501 - 6.750                   1               6,480,000              0.3
6.751 - 7.000                   1               5,450,000              0.2
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                        4.955
Max:                        6.856
Weighted Average:           5.520
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MONTHS)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
49 - 60                        11             312,053,165             13.0
61 - 72                         1              87,210,000              3.6
73 - 84                         5              59,527,508              2.5
85 - 96                         2              10,979,000              0.5
109 - 120                     103           1,438,054,395             59.8
121 - 132                      14             311,419,000             12.9
133 - 144                       1               5,200,000              0.2
157 - 168                       1             116,000,000              4.8
169 - 180                       5              65,440,008              2.7
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                           60
Max:                          180
Weighted Average:             113
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MONTHS)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
49 - 60                        11             312,053,165             13.0
61 - 72                         1              87,210,000              3.6
73 - 84                         5              59,527,508              2.5
85 - 96                         2              10,979,000              0.5
97 - 108                        1               4,057,052              0.2
109 - 120                     103           1,474,357,343             61.3
121 - 132                      13             271,059,000             11.3
133 - 144                       1               5,200,000              0.2
157 - 168                       1             116,000,000              4.8
169 - 180                       5              65,440,008              2.7
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                           57
Max:                          178
Weighted Average:             110
--------------------------------------------------------------------------------

AMORTIZATION TYPES
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
Amortizing Balloon(4)         119           1,275,537,909             53.0
Interest Only                  22             973,985,166             40.5
Fully Amortizing                2             156,360,000              6.5
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
<= 50.0                         4             442,364,166             18.4
50.1 - 55.0                     3             240,360,000             10.0
55.1 - 60.0                     4             203,848,869              8.5
60.1 - 65.0                     7             156,255,197              6.5
65.1 - 70.0                    22             394,863,999             16.4
70.1 - 75.0                    33             321,088,206             13.3
75.1 - 80.0                    65             618,491,639             25.7
80.1 >=                         5              28,611,000              1.2
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                         41.7
Max:                         90.0
Weighted Average:            64.5
--------------------------------------------------------------------------------

MATURITY DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
<= 0.00                         1             116,000,000              4.8
25.01 - 30.00                   1              40,360,000              1.7
35.01 - 40.00                   1               3,350,000              0.1
40.01 - 45.00                   4             118,019,109              4.9
45.01 - 50.00                   7             617,619,495             25.7
50.01 - 55.00                   5             158,361,405              6.6
55.01 - 60.00                  15             105,386,997              4.4
60.01 - 65.00                  41             298,262,151             12.4
65.01 - 70.00                  36             515,688,585             21.4
70.01 - 75.00                  21             251,224,333             10.4
75.01 - 80.00                   8             169,584,000              7.0
80.01 >=                        3              12,027,000              0.5
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                          0.0
Max:                         90.0
Weighted Average:            56.1
--------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                                                % OF INITIAL
                                NO.           CUT-OFF DATE        MORTGAGE
                            OF LOANS           BALANCE ($)        POOL BAL
--------------------------------------------------------------------------------
0.00 - 1.19                     4              83,150,000              3.5
1.20 - 1.29                    61             798,881,482             33.2
1.30 - 1.39                    37             289,185,013             12.0
1.40 - 1.49                    17             235,603,944              9.8
1.50 - 1.59                    11             141,500,112              5.9
1.60 - 1.79                     9             614,680,256             25.5
1.80 - 1.89                     2              89,000,000              3.7
1.90 >=                         2             153,882,268              6.4
--------------------------------------------------------------------------------
TOTAL:                        143           2,405,883,075            100.0
--------------------------------------------------------------------------------
Min:                         1.04
Max:                         2.69
Weighted Average:            1.50
--------------------------------------------------------------------------------

---------------------------
1.   Percentages based on allocated loan amount per property.
2.   No other state represents more than 1.9% of the Initial Mortgage Pool
     Balance.
3.   Multifamily component includes mobile home park properties representing
     3.4% of the Initial Mortgage Pool Balance.
4.   Includes 31.8% of Mortgage Loans (by Cut-off Date Balance) that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans,
     61.7% (by Cut-off Date Balance) have three years or less of interest only payments.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    37                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

====================================================================================================================================
                                                 INVESTMENT GRADE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                PERCENT OF                  CUT-OFF
                                                              CUT-OFF DATE        INITIAL         U/W        DATE
NAME                                       PROPERTY TYPE        BALANCE        MORTGAGE POOL    DSCR(1)      LTV(2)     S&P/Fitch(3)
------------------------------------------------------------------------------------------------------------------------------------
200 Park Avenue (A3 Note)                      Office         $285,131,898         11.9%        1.65x(4)    45.9%(4)       A-/A-
------------------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A3 Note)      Hotel           177,900,000          7.4         1.71(5)     55.7(5)        A-/A-
------------------------------------------------------------------------------------------------------------------------------------
Reckson Portfolio I (A Note)                   Office          122,850,000          5.1         2.43        45.4(6)      BBB-/BBB-
------------------------------------------------------------------------------------------------------------------------------------
1166 Avenue of the Americas (A Note)           Office          116,000,000          4.8         1.71(7)     55.0(7)       AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
Cherryvale Mall (Pooled Portion)           Regional Mall        84,000,000          3.5         1.89(8)     53.8(8)       AAA/AA
------------------------------------------------------------------------------------------------------------------------------------
Station Place I (A1 Note)                      Office           40,360,000          1.7         1.57(9)     51.9(9)       AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
Reckson Portfolio II (A Note)                  Office           31,032,268          1.3         2.69        41.7(10)       A-/A+
------------------------------------------------------------------------------------------------------------------------------------
NTSB Academy                                   Office           17,191,817          0.7         1.78        56.7         BBB-/BBB
====================================================================================================================================
TOTAL/WEIGHTED AVERAGE:                          -            $874,465,983         36.3%        1.84X       50.1%            -
====================================================================================================================================

---------------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related appraised value.
3.   S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.
4.   Based on entire 200 Park Avenue Loan Combination (excluding the 200 Park
     Avenue Junior Non-Trust Loan Component). The U/W DSCR and Cut-Off Date LTV
     for the combined 200 Park Avenue Mortgage Loan, 200 Park Avenue Note A1
     Senior Non-Trust Loan Component and 200 Park Avenue Note A2 Non-Trust Loan
     are 1.55x and 48.6%, respectively.
5.   Based on entire Courtyard by Marriott Portfolio Loan Combination (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note B Non-Trust Loan). The U/W DSCR and
     Cut-Off Date LTV for the combined Courtyard by Marriot Portfolio Mortgage
     Loan, Courtyard by Marriott Portfolio Senior Non-Trust Component and
     Courtyard by Marriott Portfolio Note A2 Non-Trust Loan are 1.48x and 68.2%,
     respectively.
6.   Based on the Reckson Portfolio I A Note. The U/W DSCR and Cut-Off Date LTV
     for the entire Reckson Portfolio I Loan Combination are 1.52x and 72.5%,
     respectively.
7.   Based on entire 1166 Avenue of the Americas Loan Combination (excluding the
     1166 Avenue of the Americas Junior Non-Trust Loan Components). The U/W DSCR
     and Cut-Off Date LTV for the entire 1166 Avenue of the Americas Loan
     Combination are 1.36x and 73.1%, respectively.
8.   Based on the Pooled Portion of the Cherryvale Mall Mortgage Loan. The U/W
     DSCR and Cut-Off Date LTV for the entire Cherryvale Mall Senior Pooled
     Portion without regard to Cherryvale Mall Junior Non-Pooled Portion are
     1.73x and 60.3%, respectively.
9.   LTV calculated based on the combined Station Place I Pooled A Note and the
     Station Place I Non-Trust Loan, with an aggregate cut-off date balance of
     $182,000,000. The scheduled debt service was calculated by adding the first
     12 monthly payments due with respect to the Station Place I Pooled A Note and the Station Place I Non-Trust Loan, during the first 12 months of the amortization period of the Station Place I Loan Combination. U/W DSCR and
     Cut-Off Date LTV for the entire Station Place I Loan Combination are 1.24x and 69.9%, respectively.
10.  Based on the Reckson Portfolio II A Note. The U/W DSCR and Cut-Off Date LTV
     for the entire Reckson Portfolio II Loan Combination are 1.62x and 69.3%,
     respectively.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    38                        LEHMAN BROTHERS

CENTRAL PARK
WEST SIDE
MIDTOWN WEST
MIDTOWN EAST/
SUTTON PLACE
GARMENT DISTRICT
200 Park Avenue
New York, NY 10166

200 Park Avenue

New York, NY

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE

Shadow Rating:                  A-/A-(1)

Purpose:                        Acquisition

Cut-Off Date Balance:           $285,131,898

Loan Per Square Foot:           $298(2)

Interest Rate:                  5.4896646% per annum(3)

Maturity Date:                  5/11/2015

Original Term to Maturity:      10 years

Amortization:                   Interest Only

Sponsor:                        Tishman Speyer Real Estate Venture VI, L.P.

Property:                       58-story Class A office building with 2,850,323
                                square feet of net rentable area and six-level
                                valet-service parking garage with approximately
                                249 parking spaces.

Property Manager:               Tishman Speyer Properties, L.P., an affiliate of
                                the borrower

Location:                       New York, NY

Year Built:                     1963; renovated 1991-1994, 1999-2004

Occupancy:                      100.0% (as of 1/1/2005)

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the 200 Park Avenue Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.
2.   Takes into account the entire 200 Park Avenue Loan Combination (excluding the 200 Park Avenue Note A1 Junior Non-Trust Loan Component).
3.   The Interest Rate applies to the 200 Park Avenue Mortgage Loan, the 200
     Park Avenue Note A1 Senior Non-Trust Loan Component and the 200 Park Avenue
     Note A2 Non-Trust Loan (excluding the 200 Park Avenue Note A1 Junior
     Non-Trust Loan Component). The mortgage interest rate for the 200 Park
     Avenue Note A1 Junior Non-Trust Loan Component is 5.7651362% and the
     weighted average interest rate for the entire 200 Park Avenue Loan
     Combination is 5.505347%.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    39                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

                                                    Approx.      Approx. % of                                       Ratings
Major Tenants:    Tenant(1)                       Square Feet     Base Rent(2)   Rent PSF(3)    Lease End Date    S&P/Fitch(4)
                  ---------                       -----------    -------------   -----------    --------------    ------------
                  Barclays Bank PLC                 333,822          12.0%         $51.50          7/31/2017         AA/AA+
                  Winston & Strawn LLP              335,094          11.8%         $50.25         11/23/2011(5)        NR
                  The Dreyfus Corporation           351,585          10.2%         $41.55          3/31/2019         A+/AA-
                  Gibson Dunn & Crutcher LLP        177,074           9.5%         $76.23         5/31/2006(6)         NR
                  Greenberg Traurig, LLP            241,610           8.4%         $49.36         11/30/2013(7)        NR

Rollover Schedule:

                      APPROXIMATE EXPIRING     AS % OF TOTAL    CUMULATIVE % OF TOTAL     APPROXIMATE EXPIRING      AS % OF TOTAL BASE    CUMULATIVE % OF TOTAL
     YEAR                  SQUARE FEET          SQUARE FEET          SQUARE FEET            BASE REVENUES (8)          REVENUES(8)           BASE REVENUES (8)
------------------   ---------------------    ---------------   ---------------------     ---------------------     ------------------    ---------------------
     2005(9)                  55,034               1.9%                  1.9%                  $ 2,279,342                    1.6%                    1.6%
     2006                    147,834               5.2                   7.1%                   12,364,260                    8.7                    10.3%
     2007                    169,573               5.9                  13.1%                    9,929,967                    7.0                    17.2%
     2008                    153,018               5.4                  18.4%                    7,214,688                    5.1                    22.3%
     2009                    185,424               6.5                  24.9%                    7,532,977                    5.3                    27.5%
     2010                     54,395               1.9                  26.8%                    2,441,280                    1.7                    29.2%
     2011                    484,716              17.0                  43.9%                   24,578,877                   17.2                    46.5%
     2012                     66,438               2.3                  46.2%                    4,170,706                    2.9                    49.4%
     2013                    148,610               5.2                  51.4%                    6,839,727                    4.8                    54.2%
     2014                     41,745               1.5                  52.9%                    2,299,625                    1.6                    55.8%
2015 and beyond            1,343,536              47.1                 100.0%                   63,165,842                   44.2                   100.0%
     Vacant                        0               0.0                 100.0%                           --                     --                      --
------------------   ---------------------    ---------------   ---------------------     ---------------------     ------------------    ---------------------
    TOTAL                  2,850,323             100.0%                                       $142,817,291                  100.0%

---------------------------
1.   Ranked by approximate percentage of total underwritten base rent.
2.   Based on underwritten base rental revenues and underwritten in-place base rent.
3.   Reflects underwritten in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.
5.   Winston & Strawn LLP's lease expiration consists of 112,951 square feet and
     93,599 square feet expiring November 23 and 30, respectively, in year 2011,
     125,105 square feet expiring 4/30/2007 and 3,439 square feet on a month to month basis.
6.   Gibson Dunn & Crutcher LLP's lease expiration consists of 131,880 square feet expiring 5/31/2006 and 45,194 square feet expiring 10/31/2011.
7.   Greenberg Traurig, LLP's lease expiration consists of 148,610 square feet expiring 11/30/2013 and 93,000 square feet expiring 11/30/2021.
8.   Based on underwritten base rental revenues based on underwritten in-place base rent.
9.   Includes any month-to-month leases.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    40                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Appraised Value:                  $1,850,000,000 (as of 5/1/2005)

Cut-Off Date LTV:                 45.9%(1)

U/W NCF:                          $78,056,834(2)

U/W NCF DSCR:                     1.65x(1) (3)

Ownership Interest:               Fee

Reserves:                         On-going tax and replacement reserves.
                                  Insurance reserves required only if not
                                  covered under sponsor's blanket insurance
                                  policy. Upfront reserves aggregating
                                  $25,817,640 for unfunded tenant allowances,
                                  leasing costs (undisbursed portion of leasing
                                  reserve to be released to lockbox after May
                                  11, 2008, subject to no event of default and
                                  DSCR of 1.50x or greater, and applied in
                                  accordance with loan documents), required
                                  repairs and capital expenditures. At any time
                                  after May 11, 2008, in the event that (i)
                                  there is no continuing event of default under
                                  the 200 Park Avenue Mortgage Loan, and (ii)
                                  the debt service coverage ratio for the 200
                                  Park Avenue Mortgaged Property is equal to or
                                  greater than 1.50x, then, upon the 200 Park
                                  Avenue Borrower's request, the mortgagee is
                                  required to deposit the remaining capital
                                  expenditures reserve funds into the lockbox
                                  and such funds are to be applied in accordance
                                  with the applicable loan documents.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance permitted beginning from the
                                  earlier of (i) four years from May 4, 2005 and
                                  (ii) two years after the latest date of
                                  securitization of any mortgage loan in the 200
                                  Park Avenue Loan Combination. Prepayment
                                  without penalty permitted three months prior
                                  to Maturity Date.

Mezzanine Debt:                   $275,000,000 co-terminus mezzanine loan (due
                                  5/11/2015) subject to intercreditor agreement
                                  that complies with rating agency guidelines.
                                  Additional junior mezzanine debt may be
                                  permitted.

---------------------------
1.   Based on a loan amount of $848,763,796 that includes the 200 Park Avenue
     Mortgage Loan, the 200 Park Avenue Note A1 Senior Non-Trust Loan Component
     and the 200 Park Avenue Note A2 Non-Trust Loan (excluding the 200 Park
     Avenue Note A1 Junior Non-Trust Loan Component). The Cut-Off Date LTV for
     the entire 200 Park Avenue Loan Combination is 48.6% and the U/W NCF DSCR
     based on in-place U/W NCF is 1.55x.
2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed mark-to-market rent adjustment applied to below-market tenant leases as further adjusted to reflect long-term tenor of current leases and certain other lease-up assumptions is $129,864,120.
3.   Calculated based on in-place U/W NCF and interest-only payments for the 200
     Park Avenue Mortgage Loan, the 200 Park Avenue Note A1 Senior Non-Trust
     Loan Component and the 200 Park Avenue Note A2 Non-Trust Loan (excluding the 200 Park Avenue Note A1 Junior Non-Trust Loan Component) and based on interest rate of 5.4896646% calculated on actual/360 day basis. U/W NCF
     DSCR based on projected underwritten net cashflow and interest-only payments for the 200 Park Avenue Mortgage Loan, the 200 Park Avenue Note A1
     Senior Non-Trust Loan Component and the 200 Park Avenue Note A3 Non-Trust
     Loan (excluding the 200 Park Avenue Note A1 Junior Non-Trust Loan
     Component) is 2.75x. U/W NCF DSCR based on projected underwritten net cashflow for the entire 200 Park Avenue Loan Combination is 2.59x.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    41                        LEHMAN BROTHERS

CANADA
MEXICO
Pacific Ocean
Atlantic Ocean
Gulf of Mexico

COURTYARD BY MARRIOTT LOCATIONS

1. Birmingham – Homewood, AL
2. Birmingham – Hoover, AL
3. Huntsville, AL
4. Little Rock, AR
5. Phoenix – Mesa, AZ
6. Phoenix – Metrocenter, AZ
7. Tucson – Airport, AZ
8. Bakersfield, CA
9. San Jose - Cupertino, CA
10. San Francisco - Foster City, CA
11. Fresno, CA
12. Los Angeles - Hacienda Heights, CA
13. Marin – Larkspur, CA
14. Palm Springs, CA
15. Torrance, CA
16. Boulder, CO
17. Denver – Southeast Tech Center, CO
18. Norwalk, CT
19. New Haven – Wallingford, CT
20. Ft. Myers, FL
21. Ft. Lauderdale – Plantation, FL
22. St. Petersburg, FL
23. Tampa – Westshore, FL
24. West Palm Beach, FL
25. Atlanta - Airport South, GA
26. Atlanta - Perimeter Center, GA
27. Atlanta - Gwinnett Mall, GA
28. Chicago - Arlington Heights, IL
29. Chicago - Deerfield, IL
30. Chicago - Highland Park, IL
31. Chicago - Lincolnshire, IL
32. Oakbrook Terrace, IL
33. Rockford, IL
34. Waukegan, IL
35. Indianapolis, IN
36. Kansas City - Overland Park, KS
37. Lexington – North, KY
38. Boston – Andover, MA
39. Annapolis, MD
40. Silver Spring, MD
41. Detroit - Livonia, MI
42. Detroit - Airport, MI
43. Minneapolis – Airport, MN
44. St. Louis – Creve Coeur, MO
45. St. Louis – Westport, MO
46. Raleigh – Cary, NC
47. Charlotte – South Park, NC
48. Lincroft – Red Bank, NJ
49. Poughkeepsie, NY
50. Rye, NY
51. Toledo - Airport, OH
52. Dayton – Miamisburg, OH
53. Oklahoma City - Airport, OK
54. Portland - Beaverton, OR
55. Philadelphia – Devon, PA
56. Greenville, SC
57. Memphis - Airport, TN
58. Nashville – Airport, TN
59. Plano Parkway, TX
60. Richardson - NE Richardson Square, TX
61. San Antonio – Downtown, TX
62. Charlottesville, VA
63. Manassas, VA
64. Seattle – South Center, WA

Courtyard by Marriott Portfolio

Various

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO

Shadow Rating:                 A-/A- (1)

Purpose:                       Acquisition

Cut-Off Date Balance:          $177,900,000

Loan Per Room:                 $50,545(2)

Interest Rate:                 5.6903889% per annum(3)

Maturity Date:                 4/11/2015

Original Term to Maturity:     10 years

Amortization:                  24 years, 6 months(4)

Sponsors:                      Marriott International, Inc.; Host Marriott,
                               L.P.; Sarofim Realty Advisors, Limited
                               Partnership

Property:                      64 hotels(5) containing an aggregate of 9,443
                               rooms located in 29 states.

Property Manager:              Courtyard Management Corporation, an affiliate of
                               the borrower.

Location:                      California (8), Illinois (7), Florida (5),
                               Alabama (3), New York (2), Maryland (2),
                               Connecticut (2), Georgia (3), Missouri (2),
                               Arizona (3), Michigan (2), Colorado (2), Virginia
                               (2), Texas (3), New Jersey (1), Tennessee (2),
                               Ohio (2), North Carolina (2), Pennsylvania (1),
                               Kansas (1), Arkansas (1), Washington (1), Indiana
                               (1), Kentucky (1), Oklahoma (1), Minnesota (1),
                               Oregon (1), Massachusetts (1), South Carolina
                               (1).

Year Built:                    1985-1990; renovated 2003-2005

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the Courtyard by Marriott Portfolio Mortgage Loan in the Trust, its
     credit characteristics are consistent with the obligations that are so rated.
2.   Takes into account the Courtyard by Marriott Portfolio Mortgage Loan, the
     Courtyard by Marriott Portfolio Note A1 Senior Non-Trust Loan Component and
     the Courtyard by Marriott Note A2 Non-Trust Loan (excluding the Courtyard by Marriott Note A1 Junior Non-Trust Component and the Courtyard by
     Marriott Portfolio Note B Non-Trust Loan).
3.   The mortgage interest rate applies to the Courtyard by Marriott Portfolio
     Mortgage Loan, the Courtyard by Marriott Portfolio Note A1 Senior Non-Trust
     Loan Component and the Courtyard by Marriott Portfolio Note A2 Non-Trust
     Loan. The mortgage interest rate for the Courtyard by Marriott Portfolio
     Note A1 Junior Non-Trust Loan Component is 5.77399%, and the mortgage interest rate for the Courtyard by Marriott Portfolio Note B Non-Trust Loan
     is 6.1601%.
4.   Payments of interest only are required through and including the payment date in April 2008. The weighted average amortization term is based on the principal balances of the allocated loan amounts of the Courtyard by
     Marriott Portfolio mortgaged real properties. The allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties amortize on a
     25 year schedule except for the allocated loan amounts for the Courtyard by
     Marriott Fresno mortgaged real property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott Poughkeepsie mortgaged real property, which amortizes on a 13 year schedule.
5.   An additional six properties secure the loan. There are no allocated loan amounts for these six properties and the U/W NCF does not include the net cashflow from these properties.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    42                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Weighted Average Occupancy:     70.4%(1)

Weighted Average ADR:           $99.76(2)

Weighted Average RevPAR:        $70.50(3)

Appraised Value:                $856,500,000(4) (as of December 2004 - January
                                2005)

Cut-off Date LTV:               55.7%(5)

U/W NCF:                        $62,624,234(6)

U/W NCF DSCR:                   1.71x(5)(7)

Ownership Interest:             Fee / Leasehold

Release of Properties:          Permitted with defeasance(8)

Substitution of Properties:     Permitted only in the event of casualty or
                                condemnation at a property.

---------------------------
1.   Occupancy is the weighted average occupancy of the Courtyard by Marriott
     Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the trailing 12 months through August 12, 2005, weighted by allocated loan amount per property for the 64 Courtyard by
     Marriott Portfolio Mortgaged Properties.
2.   ADR is the weighted average daily rate based on average daily rate for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the 12 months ending August 12, 2005, weighted by allocated loan amount per property for the 64 properties.
3.   RevPAR is the weighted average revenue per available room based on revenue per available room for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral"
     properties) for the 12 months ending August 12, 2005, weighted by allocated loan amount per property for the 64 properties.
4.   Aggregate of the appraised values of the 64 properties securing the loan
     (does not include the six "additional collateral" properties).
5.   Based on a loan amount of $477,300,000 that includes the Courtyard by
     Marriott Portfolio Mortgage Loan, the Courtyard by Marriott Portfolio
     Senior Note A1 Non-Trust Loan Component and the Courtyard by Marriott
     Portfolio Note A2 Non-Trust Loan (excluding the Courtyard by Marriott Note
     A1 Junior Non-Trust Loan Component and the Courtyard by Marriott Portfolio
     Note B Non-Trust Loan). The Cut-Off Date LTV for the entire Courtyard by
     Marriott Portfolio Loan Combination is 64.2% and the U/W NCF DSCR based on in-place U/W NCF is 1.48x.
6.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumption of increase in occupancy, ADR and RevPAR is
     $78,636,673.
7.   Calculated based on in-place U/W NCF and annual debt constant of 7.665% for the Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by
     Marriott Portfolio Note A1 Senior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note A2 Non-Trust Loan (excluding the
     Courtyard by Marriott Note A1 Junior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note B Non-Trust Loan) commencing in year four. U/W DSCR based on projected underwritten net cashflow for the
     Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by Marriott
     Portfolio Note A1 Senior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note A2 Non-Trust Loan (excluding the Courtyard by
     Marriott Note A1 Junior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note B Non-Trust Loan) is 2.15x. U/W NCF DSCR based on projected underwritten net cashflow for the entire Courtyard by Marriott
     Portfolio Loan Combination is 1.86x.
8.   In addition to release of properties by defeasance, the six "additional collateral" properties may be released at any time after loan closing.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    43                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Reserves:                   On-going for taxes and FF&E. Provided Marriott
                            International, Inc., or a subsidiary is the manager
                            of the properties, the properties are covered under
                            Marriott International's insurance programs, and
                            such programs qualify, insurance escrows are not
                            required; and, if ground rent expenses paid by
                            Marriott on behalf of the borrower, ground rent
                            escrows not required. Upfront FF&E Reserve of
                            $10,282,033, and required repairs reserve of
                            $764,161.

Lockbox:                    Hard/Hotel

Prepayment/Defeasance:      Defeasance permitted beginning from the earlier of
                            (i) three years from March 29, 2005 and (ii) two
                            years after the latest date of securitization of any
                            mortgage loan in the Courtyard by Marriott Portfolio
                            Mortgage Loan Combination. Prepayment without
                            penalty permitted three months prior to Maturity
                            Date.

B Note:                     $30,000,000 Courtyard by Marriott Portfolio Note B
                            Non-Trust Loan.

Mezzanine Debt:             CBM Mezzanine Borrower Limited Partnership, a
                            Delaware limited partnership, an owner of indirect
                            interests in the Courtyard by Marriott Portfolio
                            Borrower, is the borrower under a mezzanine loan
                            from Marriott International, Inc., in the principal
                            amount of $128,942,755, secured by one or more
                            pledges of direct or indirect interests in the
                            Courtyard by Marriott Portfolio Borrower. Further,
                            the Courtyard by Marriott Portfolio Sponsor has a
                            one-time right to obtain a loan secured by a pledge
                            of the direct or indirect ownership interests in CBM
                            Mezzanine Borrower Limited Partnership, owned by the
                            Courtyard by Marriott Portfolio Sponsor, provided
                            that certain conditions are met.

Additional Collateral:      Six hotels located in five states.(1)

--------------------------
1.   No allocated loan amount attributed to these properties which may be released without penalty or payment.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    44                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

COURTYARD BY MARRIOTT PORTFOLIO INFORMATION:

        LOCATION          # PROPERTIES    # ROOMS   AGE (YEARS) (1)    OCCUPANCY(2)      ADR(2)     REVPAR (2)  APPRAISED VALUES    ALLOCATED LOAN AMOUNTS
-----------------------   ------------    --------  ---------------    ------------      ------     ----------  ----------------    ----------------------
       California               8          1,182          17              71.4%          $104.88      $74.73      $116,300,000         $ 23,786,667
        Illinois                7          1,015          19              69.1           $ 92.10      $63.60        99,800,000           21,359,056
         Florida                5            741          17              71.4           $113.69      $81.22        75,500,000           15,759,890
         Alabama                3            442          19              66.3           $ 96.53      $64.11        42,600,000            9,142,694
        New York                2            294          18              73.8           $120.66      $89.24        42,000,000            8,594,524
       Connecticut              2            294          16              78.1           $109.26      $85.64        34,900,000            7,517,761
        Maryland                2            295          16              74.6           $110.24      $82.26        35,500,000            7,400,296
        Missouri                2            303          17              69.4           $ 96.20      $66.75        32,900,000            7,028,324
         Georgia                3            435          19              65.1           $ 93.34      $60.88        33,000,000            7,008,746
        Michigan                2            295          17              68.2           $103.33      $70.27        30,700,000            6,401,844
         Arizona                3            444          17              71.0           $ 88.10      $61.85        31,700,000            5,786,736
        Colorado                2            304          17              64.2           $ 96.68      $62.04        30,100,000            5,557,124
        Virginia                2            299          17              76.0           $ 91.41      $69.81        26,200,000            5,501,278
          Texas                 3            447          16              71.1           $ 89.03      $63.54        23,500,000            4,778,917
        Tennessee               2            290          17              70.8           $ 86.41      $60.82        20,900,000            4,561,558
       New Jersey               1            146          17              81.0           $118.42      $95.90        21,300,000            4,326,628
          Ohio                  2            295          17              64.9           $ 86.28      $56.15        19,100,000            4,072,121
     North Carolina             2            298          17              70.2           $ 83.77      $58.85        16,900,000            3,445,640
      Pennsylvania              1            149          17              76.2           $115.52      $88.00        16,300,000            3,386,908
         Kansas                 1            149          17              65.8           $ 98.80      $65.03        14,600,000            3,171,556
        Arkansas                1            149          17              66.9           $ 86.24      $57.66        13,000,000            2,799,583
        Oklahoma                1            149          17              71.5           $ 80.48      $57.54        12,700,000            2,760,428
         Indiana                1            146          18              71.0           $ 88.97      $63.16        12,700,000            2,721,273
        Kentucky                1            146          17              62.0           $ 93.00      $57.62        12,700,000            2,682,118
       Washington               1            149          16              71.7           $102.53      $73.49        13,000,000            2,623,386
        Minnesota               1            146          17              69.7           $ 93.68      $65.28        10,300,000            2,094,793
         Oregon                 1            149          16              60.7           $ 78.69      $47.75         7,300,000            1,311,358
      Massachusetts             1            146          17              53.4           $ 93.10      $49.72         5,700,000            1,163,719
     South Carolina             1            146          17              67.6           $ 74.50      $50.38         5,300,000            1,155,073
-----------------------   ------------    --------  ---------------    ------------      ------     ----------  ----------------    ----------------------
TOTALS/WEIGHTED AVERAGES       64          9,443          17              70.4%          $ 99.76      $70.50      $856,500,000         $177,900,000

---------------------------
1.   Weighted average age, weighted by allocated loan amount per property.
2.   Weighted average for the trailing 12 months through August 12, 2005, weighted by allocated loan amount per property.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    45                        LEHMAN BROTHERS

NEW YORK
CONNECTICUT
NEW JERSEY
LONG ISLAND SOUND
LONG ISLAND
Atlantic Ocean
Danbury
Bridgeport
Stamford
Norwalk
Greenwich
White Plains
Mount Vernon
New Rochelle
Yonkers
Paterson
Passaic
West Orange
Newark
Jersey City
Elizabeth
Levittown
Long Beach
Middletown
Asbury Park
RECKSON PORTFOLIO TRANCHE 1
1 80 Grasslands Road Elmsford NY 10523
2 35 Pinelawn Road Melville NY 11747
3 660 White Plains Road Tarrytown NY 10591
4 100 Grasslands Road Elmsford NY 10523
5 492 River Road Nutley NJ 07110
6 150 Motor Parkway Hauppauge NY 11788
7 100 Executive Drive West Orange NJ 07052
8 200 Executive Drive West Orange NJ 07052
9 225 High Ridge Road Stamford CT 06905

Reckson Portfolio I

Various

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

RECKSON PORTFOLIO I

Shadow Rating:          BBB-/BBB-(1)

Purpose:                Refinance

Cut-Off Date Balance:   $122,850,000

Loan Per Square Foot:   $94(2)

Interest Rate:          5.200% per annum

Maturity Date:          9/11/2010

Term to Maturity:       5 years

Amortization:           Interest Only

Sponsor:                Reckson Australia Operating Company LLC and Reckson
                        Operating Partnership L.P.

Property:               9-building, Class A office portfolio containing
                        1,304,238 square feet.

Property Manager:       Reckson Management Group, Inc.

Location:               Various: NY, NJ, CT

Year Built:             1952-1989

Occupancy:              94.4% (Various)

Major Tenants:
                                                                   Approx. %
                                                                    of Base
                        Tenant                      Square Feet      Rent     Rent PSF(3)   Lease End Date
                        ------                      -----------      ----     -----------   --------------
                        Radianz U.S. No. 2 Inc.         130,009      7.8%        $16.75       5/14/2011
                        Amscan Inc.                     120,024      7.6%        $17.75       12/31/2014
                        Synapse Group Inc.               74,945      5.6%        $20.70       9/30/2016
                        Clairol Corp.                    42,152      4.1%        $26.86       4/30/2007
                        Philip Morris Mgmt Co.           41,911      4.1%        $27.25       9/30/2010

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Based solely on the Reckson Portfolio I A Note.

3.   Reflects underwritten base rent.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    46                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

RECKSON PORTFOLIO I (CONT.)

Appraised Value:             $270,500,000 (Various)

Cut-Off Date LTV:            45.4%(1)

U/W NCF:                     $15,719,652

Cut-Off Date U/W DSCR:       2.43x(1) (2)

Ownership Interest:          Fee

Reserves:                    Ongoing collections for taxes and insurance. In
                             lieu of ongoing collections for Tenant Improvements
                             and Leasing Commissions and Capital Expenditure
                             Reserves, the Key Principals, which must maintain
                             $100 million net worth, will guarantee payment of
                             said costs.

Lockbox:                     Hard

Prepayment/Defeasance:       Defeasance permitted beginning two years after
                             securitization. Prepayment without penalty
                             permitted one month prior to maturity date. Partial
                             defeasance permitted for certain properties
                             (excluding properties designated as "Core
                             Properties") only provided the borrower complies
                             with certain partial defeasance condition,
                             including but not limited to defeasing an amount
                             equal to 110% of the allocated loan amount of the
                             property to be released and certain DSCR
                             requirements. If the entire outstanding principal
                             balance of the loan has been defeased in accordance
                             with the terms of the loan documents, any
                             properties remaining shall be released from the
                             lien of the loan documents.

Release of Properties:       Permitted with defeasance as described above

Collateral Substitution:     No

Subordinate Debt:            $73,218,300 Reckson Portfolio I Non-Trust Loan,
                             which is co-terminus with the first mortgage and is
                             subject to an intercreditor agreement that
                             generally complies with rating agency guidelines.

Future Mezzanine Debt:       Additional mezzanine financing permitted, subject
                             to certain DSCR and LTV requirements.

---------------------------
1.   Calculated based on the Reckson Portfolio I A Note. The Cut-Off Date DSCR
     and Cut-Off Date U/W LTV for the entire Reckson Porfolio I Loan Combination are 1.52x and 72.5, respectively.
2.   Calculated based on interest-only payments based on an interest rate of
     5.200% calculated on an Actual/360 day basis.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    47                        LEHMAN BROTHERS

1166 Avenue of the Americas
1166 Avenue of the Americas
New York, NY 10036
CENTRAL PARK
MIDTOWN WEST
MIDTOWN EAST/
SUTTON PLACE

1166 Avenue of the Americas

New York, NY

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

1166 AVENUE OF THE AMERICAS

Shadow Rating:                         AAA/AAA(1)

Purpose:                               Refinance

Cut-Off Date Balance (A Note Only):    $116,000,000

Loan Per Square Foot:                  $396(2)

Interest Rate:                         5.701% per annum

Maturity Date:                         10/11/2035(3)

Original Term to Maturity:             13 years, 1 month(3)

Amortization:                          13 years, 1 month(3)

Sponsor:                               Marsh & McLennan Companies, Inc.

Property:                              Multiple commercial condominium units
                                       aggregating 902,232 square feet and a
                                       56.5866% share of condominium common
                                       elements in a 44-story Class A office
                                       building with a total of approximately
                                       1,683,978 square feet of net rentable
                                       area.

Property Manager:                      Self-managed(4)

Location:                              New York, NY

Year Built:                            1974; renovated 1995-2001

Occupancy:                             100.0% (as of 9/29/2005)

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the 1166 Avenue of the Americas Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.
2.   Takes into account the 1166 Avenue of the Americas Mortgage Loan and the
     1166 Avenue of the Americas Senior Non-Trust Loan Components.
3.   Maturity date reflects stated maturity of the entire 1166 Avenue of the
     Americas Loan Combination which amortizes on a 30-year schedule. Original
     Term to Maturity and Amortization reflect that the 1166 Avenue of the
     Americas Mortgage Loan, senior in priority for all principal payments, is expected to fully amortize in approximately 13 years, 1 month or by
     11/11/2018.
4.   The overall building is managed by CB Richard Ellis, Inc.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    48                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

1166 AVENUE OF THE AMERICAS (CONT.)

Major Tenants:
                                                                         Approx.
                                                                         Square    Approx. % of      Rent      Lease          Ratings
                     Tenant(1)                                           Feet(2)    Base Rent(3)    PSF(4)    End Date      S&P/Fitch(5)
                     ---------                                           -------    ------------    ------    --------      ------------
                     Marsh & McLennan Companies, Inc. (Sponsor)          902,232      100.0%(3)     $44.01   10/11/2035       BBB/BBB
                        Primary Tenants
                        - Marsh USA Inc.                                    (2)        45.2%(6)       (4)    10/11/2035       BBB/BBB
                        - Marsh & McLennan Companies, Inc.                  (2)        32.8%(6)       (4)    10/11/2035       BBB/BBB
                        - Mercer Human Resources Consulting, Inc.           (2)        15.1%(6)       (4)    10/11/2035       BBB/BBB
                        - Mercer Management Consulting, Inc.                (2)         5.5%(6)       (4)    10/11/2035       BBB/BBB
                        - Seabury & Smith, Inc.                             (2)         1.4%(6)       (4)    10/11/2035       BBB/BBB

Appraised Value:     $650,000,000(7) (as of 11/1/2005)

Cut-Off Date LTV:    55.0%(8)

U/W NCF:             $45,014,186(9)

U/W NCF DSCR:        1.71x (8) (10)

Ownership Interest:  Fee

Reserves:            Springing tax and insurance and replacement reserves.
                     Springing rent reserve in amount equal to three months rent and springing monthly common charges reserve.

---------------------------
1.   Ranked by Sponsor Tenant, Marsh & McLennan Companies, Inc., which master leases 100% of space comprised of multiple condominium units that are leased under five separate Primary Leases to the Primary Tenants which are the Sponsor and four of its operating company subsidiaries. These five primary tenants are ranked by percentage of monthly rent of the Primary
     Leases.
2.   Reflects aggregate square footage of multiple condominium units leased under Primary Leases, as master-leased by Sponsor Tenant.
3.   Based on underwritten base rental revenues based on the Sponsor Lease.
4.   Reflects in-place base rent of the Sponsor Lease. The aggregate in-place base rent of the five Primary Leases is $42.17 psf per annum.
5.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
6.   Reflects percentage of monthly rent of the five Primary Leases.
7.   Appraised value based on the Sponsor Lease.
8.   Based on a loan amount of $357,560,000 that includes the 1166 Avenue of the
     Americas Mortgage Loan and the 1166 Avenue of the Americas Senior Non-Trust
     Loan Components (excluding the 1166 Avenue of the Americas Junior Non-Trust
     Loan Components). The Cut-Off Date LTV for the entire 1166 Avenue of the
     Americas Loan Combination is 73.1% and the U/W NCF DSCR is 1.36x.
9.   Reflects underwritten net cashflow based on the Sponsor Lease.
10.  Calculated based on U/W NCF and average annual debt constant of 7.381%
     based on annualized average of applicable monthly P&I payments and interest-only payments from 11/11/2005 to the expected maturity of the 1166
     Avenue of the Americas Mortgage Loan on 11/11/2018.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    49                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

1166 AVENUE OF THE AMERICAS (CONT.)

Lockbox:                  Hard

Prepayment/Defeasance:    Defeasance or prepayment permitted with penalty
                          beginning two years after securitization.

Partial Releases:         Permitted with defeasance or yield maintenance

Mezzanine Debt:           Future mezzanine financing permitted from and after
                          9/29/2020 subject to certain conditions including
                          combined total debt (including the mezzanine debt)
                          does not exceed $475 million, combined DSCR shall not
                          be less than 1.20x, combined LTV shall not exceed 75%,
                          and subject to intercreditor agreement that complies
                          with rating agency guidelines.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    50                        LEHMAN BROTHERS

Cherryvale Mall
7200 Harrison Avenue
Rockford, IL 61112
Rockford
Roscoe
Machesney Park
Loves Park
Cherry Valley
New Millford
Chicago
GREATER ROCKFORD AIRPORT

Cherryvale Mall
Rockford, IL

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

CHERRYVALE MALL

Shadow Rating:                  AAA/AA(1)

Purpose:                        Refinance

Cut-Off Date Balance:           $84,000,000(2)

Loan Per Square Foot:           $123(3)

Interest Rate:                  5.000% per annum

Maturity Date:                  10/5/2015

Term to Maturity:               10 years

Amortization:                   30 years

Sponsor:                        CBL Holdings I, Inc. ("CBL")

Property:                       Regional mall comprised of 777,211 square
                                feet(3) of gross leaseable area.

Property Manager:               CBL & Associates Management, Inc.

Location:                       Rockford, IL

Year Built:                     1973; last renovated in 2004

In-Line Sales/SF:               $320(4)

In-Line Cost of Occupancy:      12.1%(4)

Anchors:                        Marshall Field & Company (147,632 square feet),
                                H.C. Prange Co. (Bergner's) (128,330 square
                                feet), Sears, Roebuck and Co. (114,118 square
                                feet; credit rating of BB+/BB), JC Penney
                                (93,480 square feet, credit rating of
                                BB+/BB+)(5)

Anchor Sales:                   Marshall Field & Company ($19,500,000), H.C.
                                Prange Co. (Bergner's) ($22.6 million), Sears,
                                Roebuck and Co. ($23.6 million), JC Penney
                                (NAP)(4)

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the Cherryvale Mall Pooled Portion in the Trust, its credit characteristics are consistent with the obligations that are so rated.
2.   Based on the Cherryvale Mall Pooled Portion, which is part of the
     $94,000,000 Cherryvale Mall Loan.
3.   Takes into account the Cherryvale Mall Pooled Portion. Collateral consists of 683,731 square feet.
4.   Based on the 12 months ending 12/31/2004.
5.   Credit ratings for anchors are by S&P and Fitch, respectively, and may reflect the rating of the tenant or a guarantor under the lease or REA. JC
     Penney owns their pad and improvements, which are not part of the collateral.
6.   Anchor sales for Marshall Field & Company, H.C. Prange Co. (Bergner's) and
     Sears, Roebuck and Co. are estimates as reported by the borrower for the year ending 12/31/2004. JC Penney commenced operations at the property in
     2004 and therefore sales history is not available.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    51                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

CHERRYVALE MALL (CONT.)
                                                                                             2004 Sales       Lease
Major Tenants:            Tenant                                 Square Feet   % Base Rent       PSF         End Date
                          ------                                 -----------   -----------       ---         --------
                          Express, Limited, Bath & Body Works     18,509          4.8%           NAV        1/31/2013
                          Abercrombie & Fitch                      8,895          2.3%          $223        1/31/2011
                          Dress Barn                               8,351          1.9%          $274       12/31/2014
                          DEB                                      8,226          1.3%           NAV        1/31/2015
                          Victoria's Secret                        6,823          2.1%          $443        1/31/2013

Overall Occupancy:        96.5%(1)

Appraised Value:          $156,000,000 (as of 8/18/2005)

Cut-Off Date LTV:         53.8%(2)

U/W NCF:                  $10,499,630

Cut-Off U/W NCF DSCR:     1.89x (3)

Ownership Interest:       Fee

Reserves:                 Monthly reserves for real estate taxes and insurance
                          will only be collected on a monthly basis following
                          certain trigger events. Monthly reserves for tenant
                          improvements, leasing commissions and capital
                          expenditures will only be collected on a monthly basis
                          following certain trigger events. Once triggered,
                          collections of tenant improvement, leasing commissions
                          and capital expenditures will be capped at two years.

Lockbox:                  Hard

Prepayment:               Defeasance beginning two years after securitization.
                          Prepayment without penalty permitted three months
                          prior to maturity date.

Subordinate Financing:    $10,000,000 Cherryvale Mall Non-Pooled Portion, which
                          is co-terminus with the first mortgage and is subject
                          to an intercreditor agreement that complies with
                          rating agency guidelines.

---------------------------
1.   The occupancy percentage is based on the actual underwritten occupancy as of 9/20/05. In-line occupancy percentage based on the 9/20/05 rent roll is
     90.8%.
2.   Based on the Cherryvale Mall Pooled Portion. The cut-off date LTV of the
     Cherryvale Mall Loan is 60.3%.
3.   Calculated based on the projected U/W NCF and annual payments of principal and interest for the Cherryvale Mall Pooled Portion and based on an interest rate of 5.000% calculated on a 30/360 day basis. U/W NCF DSCR for the Cherryvale Mall Loan is 1.73x.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    52                        LEHMAN BROTHERS

DISTRICT OF COLUMBIA
Station Place I
100 F Street, NE
Washington, DC 20003
UNION STATION
THE MALL
U.S. CAPITOL
THE WHITE HOUSE
THE ELLIPSE
Southwest Fwy
Southeast Fwy
Washington Channel
EAST POTOMAC PARK
WEST POTOMAC PARK
Tidal Basin
VIRGINIA
MARYLAND

Station Place I

Washington, D.C.

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

STATION PLACE I

Shadow Rating:           AAA/AAA(1)

Purpose:                 Refinance

Cut-Off Date Balance:    $40,360,000

Loan Per Square Foot:    $257(2)

Interest Rate:           5.5310% per annum

Maturity Date:           10/11/2015(3)

Term to Maturity:        10 years, 1 Month(3)

Amortization:            10 years, 1 Month(3)

Sponsors:                Fisher Brothers and Louis Dreyfus Property Group Inc.

Property:                11-story Class A office building containing approximately 707,483 square feet

Property Manager:        Louis Dreyfus Properties LLC

Location:                Washington, DC

Year Built:              2004

Occupancy:               100%(3)

Major Tenants:                                                                     Approx. % of                Lease
                         Tenant                                    Square Feet      Base Rent     Rent PSF    End Date
                         ------                                    -----------      ---------     --------    --------
                         United States of America, by the            704,415          99.6%        $42.57     4/25/2019
                           Securities Exchange Commission(4)
                         Louis Dreyfus Properties LLC(4)               3,068           0.4%        $41.50     3/31/2010

---------------------------
1.   S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.
2.   The cut-off date balance reflects the current balance of the $40,626,606
     Station Place I Pooled A Note of the $245,000,000 Station Place I Loan
     Combination. The loan per square foot is based on the combined Station
     Place I Pooled A Note and the Station Place I Non-Trust Loan with the combined cut-off date balance of $181,733,394.
3.   Maturity date and original term to maturity above refer to the expected final payment date. Maturity date and original term to maturity reflect the
     Station Place I Pooled A Note only. The $245,000,000 Station Place I Loan
     Combination has an original term of 20 years and amortizes on a 30-year schedule with interest-only payments required for the last three years of the loan.
4.   Based on the Securities Exchange Commission (SEC) and Louis Dreyfus
     Properties LLC leases.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    53                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

STATION PLACE I (CONT.)

Appraised Value:          $350,000,000 (as of 6/21/2005)

Cut-Off Date LTV:         51.9%(1)

U/W NCF:                  $20,787,355(2)

Cut-Off U/W NCF DSCR:     1.57x (2)

Ownership Interest:       Fee

Reserves:                 There are no reserves for taxes, insurance and capital
                          expenditures. Tenant improvement and leasing
                          commission reserves will be collected as follows: from
                          May 11, 2013 through April 11, 2016, borrower shall
                          deposit $250,000 a month and (ii) May 11, 2016 through
                          and including April 11, 2019, borrower shall deposit
                          $333,333, for a total of $21,000,000 at expiration of
                          the lease term. If the SEC extends by an additional 6
                          years, then in lieu of the foregoing on September 11,
                          2022, September 11, 2023 and September 11, 2024
                          borrower shall deposit $7,000,000, for a total of
                          $21,000,000. The borrower may substitute letters of
                          credit for such reserves.

Lockbox:                  Hard

Prepayment:               Defeasance beginning after the earlier of (i) August
                          23, 2008 and (ii) two years after the last
                          securitization of any portion of Station Place I Whole
                          Loan. During the five years prior to the maturity date
                          of the Station Place I Whole Loan term, borrower will
                          have the option to prepay the loan in full along with
                          payment of a prepayment fee equal to the lesser of (i)
                          yield maintenance payment and (ii) 5% of the
                          outstanding principal balance in Year 16, 4% of the
                          outstanding principal balance in Year 17, 3% of the
                          outstanding principal balance in Year 18, 2% of the
                          outstanding principal balance in Year 19, and 1% of
                          the outstanding principal balance in Year 20 (0%
                          during the last 6 months).

---------------------------
1.   Based on the combined Station Place I Pooled A Note and the Station Place I
     Non-Trust Loan with a combined Cut-Off Date Balance of $ 181,733,394.
     Cut-Off Date LTV for the entire Station Place I Loan Combination is 69.9%.
2.   The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the Station Place I Pooled A Note and the
     Station Place I Non-Trust Loan. Such monthly payments are comprised of (I)
     principal payments computed by allocating all principal payments during the first 121 months of the loan term to the Station Place I Pooled A Note and
     (ii) interest payments computed by applying the 5.5310% coupon to the outstanding principal balance of the Station Place I A Note and the Station
     Place I Non-Trust Loan (aggregate original balance of $182,000,000. The resulting loan constant for the Station Place I Pooled A Note and the
     Station Place Non-Trust Loan is 7.2623%.
3.   Based on the Station Place I Loan Combination, the U/W DSCR is 1.24x.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    54                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

STATION PLACE I (CONT.)

Close-Out Cost Reserve:       The amount of $19,120,263 was escrowed at closing,
                              representing approximately 115% of the estimated
                              aggregate amount of certain project close-out
                              costs which include retainage and punch list
                              items.

Extension Rejection Payment:  The Borrower is required to escrow the monthly amount of $41,666 for 12 months commencing in both
                              April 2009 and April 2014 in order to make the
                              two-time $500,000 payments due the SEC, pursuant
                              to the lease. The funds escrowed may be replaced
                              with a letter of credit, in accordance with the
                              mortgage loan documentation.

Additional Tenant             During the first year of the lease term, the SEC
Improvement Obligation:       may request additional tenant improvement payments
                              from the Borrower up to $35 per square foot. The
                              SEC must repay any additional tenant improvement
                              payments either (i) on the first anniversary of
                              the lease, inclusive of a 9% interest rate or (ii)
                              the rent under the lease increases such that the
                              additional tenant improvement payment fully
                              amortizes at a 9% interest rate over the remaining
                              term of the lease. The amount of $11,874,835 was
                              escrowed at closing (which may be substituted with
                              a letter of credit) in connection with this
                              obligation. The Sponsors will guaranty the
                              remaining portion.

Subordinate Debt(1):          B Note in the amount of $63,000,000, which is
                              subject to an intercreditor agreement that
                              generally complies with rating agency guidelines.
                              The B Note is an asset of the trust, but is
                              treated for all purposes in these materials, as a
                              B Note outside of the trust. Therefore, it is not
                              reflected in any statistical or other information
                              presented in these materials applicable to the
                              other mortgage loans. It is intended that one or
                              more classes of certificates will represent the
                              beneficial interest of the B Note, which
                              certificates will have all rights of the B Note
                              set forth in the prospectus supplement. These
                              certificates are not being offered by the
                              prospectus supplement and are not described in the
                              prospectus supplement or in these materials. All
                              references to certificates in these materials do
                              not include the certificates related to the B
                              Note. Principal and interest advances will be made
                              on the B Note, which, if deemed non-recoverable,
                              will be reimbursed to the servicer first, from
                              collections on the B Note and then from the
                              Station Place I Pooled A Note.

Additional Financing:         Additional mezzanine debt permitted (not in excess
                              of $40,000,000) provided that (i) either (A) the
                              SEC has extended its lease for an additional term
                              of thirteen years beyond the 14-year term or (B)
                              Borrower has entered into a replacement lease with
                              an investment grade tenant for a term expiring no
                              sooner than seven years after the maturity date
                              (ii) the aggregate DSCR shall be at least equal to
                              the DSCR in effect at closing (iii) the combined
                              LTV shall not exceed the LTV at closing, (iv) a
                              rating agency no downgrade letter has been
                              obtained and (v) an intercreditor agreement
                              acceptable to the lender has been executed.

---------------------------
1.   Subordinate Debt is included in the $245,000,000 Station Place I Loan
     Combination balance. In addition to the Subordinate Debt indicated by Note
     B (the Station Place I Non-Pooled B Note), the Station Place I Non-Trust
     Loan does not receive principal payments until the Station Place I Pooled A
     Note has been paid in full. In the event of default, the Station Place I
     Pooled A Note and the Station Place I Non-Trust Loan receive all principal payments pro rata and pari passu until they have been paid in full.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    55                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS

====================================================================================================================================
                                             OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
NAME                                    PROPERTY TYPE     CUT-OFF DATE      PERCENT OF INITIAL            U/W         CUT-OFF DATE
                                                             BALANCE       MORTGAGE POOL BALANCE        DSCR(1)          LTV(2)
------------------------------------------------------------------------------------------------------------------------------------
99 High Street                              Office         $185,000,000            7.7%                  1.24x             67.0%
------------------------------------------------------------------------------------------------------------------------------------
Mathilda Research Centre (A Note)           Office          110,000,000            4.6                   1.44(3)           63.2(3)
------------------------------------------------------------------------------------------------------------------------------------
Bethesda Towers                             Office           87,210,000            3.6                   1.20              68.2
------------------------------------------------------------------------------------------------------------------------------------
Seth Portfolio(4)                         Multifamily        61,900,000            2.6                   1.50              77.1
------------------------------------------------------------------------------------------------------------------------------------
300 South Wacker                            Office           57,500,000            2.4                   1.27              70.1
====================================================================================================================================

TOTAL/WEIGHTED AVERAGE:                       -            $501,610,000           20.8%                  1.31X             68.0%
====================================================================================================================================

---------------------------
1.   Calculated based on U/W NCF, and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.
3.   Based on Mathilda Research Centre Mortgage Loan Combination (excluding the
     Mathilda Research Centre Non-Trust Loan). The U/W DSCR and Cut-Off Date LTV
     for the entire Mathilda Research Centre Loan Combination are 1.14x and
     79.9%, respectively.
4.   The Seth Portfolio is comprised of two cross-collateralized and cross-defaulted mortgage loans in the amount of $35,200,000 (Bayou Park
     Apartments) and $26,700,000 (Sandstone Apartments), each with the same terms including interest rate and other payment terms and concurrent maturity date.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    56                        LEHMAN BROTHERS

NORTH END
BEACON HILL
GOVERNMENT CENTER
WATERFRONT
FINANCIAL DISTRICT
CHINATOWN
THEATER DISTRICT
Boston Common
Christopher Columbus Park
Boston City Hall
Faneuil Hall Marketplace
New England Aquarium
South Station Transportation Center
Federal Reserve Plaza
99 High Street
Boston, MA 02110
NH
RI
MASSACHUSETTS
BOSTON
Providence
ATLANTIC
OCEAN

99 High Street
Boston, MA

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

99 HIGH STREET

Purpose:                           Acquisition

Cut-Off Date Balance:              $185,000,000

Loan Per Square Foot:              $253

Weighted Average Interest Rate:    5.5245% per annum

Maturity Date:                     11/11/2015

Original Term to Maturity:         10 years

Amortization:                      Interest Only

Sponsor:                           TIAA-CREF

Property:                          32-story Class A office building with 731,204
                                   square feet of net rentable area and
                                   180-space underground parking garage.

Property Manager:                  Spaulding & Slye, LLC, a third-party manager

Location:                          Boston, MA

Year Built:                        1971; renovated 1992-1995

Occupancy:                         91.6% (as of 6/1/2005)

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    57                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

99 HIGH STREET (CONT.)

                                                                        Approx.      Approx. % of    Rent                               Ratings
Major Tenants:       Tenant(1)                                       Square Feet     Base Rent(2)    PSF(3)      Lease End Date       S&P/Fitch(4)
                     ---------                                       -----------     ------------    ------      --------------       ------------
                     KPMG LLP                                          153,885           22.8%       $34.18         5/31/2010(5)           NR
                     Nat'l Union Fire Ins. Co. of Pittsburgh, PA        87,815           14.2%       $37.50        3/31/2009(6)           AA/AA
                     AON Risk Services, Inc.                            63,765           10.0%       $36.25         3/31/2008           BBB+/BBB+
                     Adams Harkness, Inc.                               50,951            7.9%       $36.00(7)       2/28/2014             NR
                     FEMA                                               48,706            7.3%       $43.15       12/14/2008(8)         AAA/AAA(9)

Rollover Schedule:

                  APPROXIMATE EXPIRING  AS % OF TOTAL  CUMULATIVE % OF TOTAL  APPROXIMATE EXPIRING   AS % OF TOTAL BASE      CUMULATIVE % OF TOTAL
YEAR                 SQUARE FEET         SQUARE FEET       SQUARE FEET         BASE REVENUES(10)       REVENUES(10)            BASE REVENUES(10)
----                 -----------         -----------       -----------         -----------------       ------------            -----------------

    2005                     0               0.0%             0.0%               $        0                   0.0%                    0.0%
    2006                14,721               2.0              2.0%                  599,614                   2.6                     2.6%
    2007                14,316               2.0              4.0%                  557,978                   2.4                     5.0%
    2008               113,381              15.5             19.5%                4,032,454                  17.4                    22.4%
    2009                90,576              12.4             31.9%                3,384,494                  14.6                    36.9%
    2010               144,455              19.8             51.6%                5,011,235                  21.6                    58.5%
    2011                25,445               3.5             55.1%                1,043,245                   4.5                    63.0%
    2012                     0               0.0             55.1%                        0                   0.0                    63.0%
    2013                47,226               6.5             61.6%                2,164,259                   9.3                    72.3%
    2014               129,439              17.7             79.3%                4,161,629                  17.9                    90.2%
2015 & beyond           89,979              12.3             91.6%                2,264,546                   9.8                   100.0%
   Vacant               61,666               8.4            100.0%                     --                      --                      --
-------------          -------             ------           ------              -----------                 ------                  ------
   TOTAL               731,204             100.0%                               $23,219,453                 100.0%

---------------------------
1    Ranked by approximate percentage of total in-place underwritten base rent.
2.   Based on in-place underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.
5.   KPMG LLP's lease expiration consists of 10,355 square feet expiring
     2/28/2006, 143,530 square feet expiring 5/31/2010.
6.   Nat'l Union Fire Ins. Co. of Pittsburgh, PA's lease provides for one, six-year renewal option at fair market value.
7.   Adams Harkness' lease provides for free rent through July 31, 2006.
     Commencing August 1, 2006, the tenant pays rent as reflected above.
8.   FEMA's lease may be terminated upon 90 days notice.
9.   Reflects sovereignty rating of United State of America.
10.  Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    58                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

99 HIGH STREET (CONT.)

Appraised Value:               $276,200,000 (as of 8/1/2005)

Cut-Off Date LTV:              67.0%

U/W NCF:                       $12,835,325(1)

Cut-Off Date U/W DSCR:         1.24x(2)

Ownership Interest:            Fee

Reserves:                      Springing tax and, at option of lender, insurance
                               reserves. Lease termination reserve.

Lockbox:                       Springing Hard

Prepayment/Defeasance:         Defeasance permitted beginning two years after
                               securitization. Prepayment without penalty
                               permitted six months prior to scheduled maturity
                               date.

---------------------------
1.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed lease-up of a portion of vacant space and assumed mark-to-market rent adjustments applied to both below-market and, where applicable, to above-market tenant leases and certain other lease-up assumptions is $15,591,898.

2.   Calculated based on in-place U/W NCF and interest-only payments based on an interest rate of 5.5245% calculated on actual/360 day basis. U/W NCF DSCR based on projected underwritten net cashflow is 1.50x.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    59                        LEHMAN BROTHERS

Moffett Federal Airfield
Sunnyvale
Mountain View
Mathilda Research Centre
1184, 1194 & 1220 North Mathilda Avenue
Sunnyvale, CA 94089
Santa Clara
Sunnyvale
Los Altos
Cupertino
El Camino Real
Mountain View Alviso Rd
El Camino Hospital

Mathilda Research Centre

Sunnyvale, CA

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MATHILDA RESEARCH CENTRE

Purpose:                          Acquisition

Cut-Off Date Balance (A Note):    $110,000,000(1)

Loan Per Square Foot:             $259(1)

Interest Rate:                    5.7475%(2) per annum

Maturity Date:                    4/11/2015

Original Term to Maturity:        10 years

Amortization:                     21 years, 8 months(3)

Sponsor:                          Tishman Speyer Real Estate Venture VI, L.P.

Property:                         Class A office complex comprised of three
                                  four-story buildings and an aggregate of
                                  424,825 square feet of net rentable area and
                                  1,484 surface parking spaces.

Property Manager:                 Tishman Speyer Properties, L.P., an affiliate
                                  of the borrower.

Location:                         Sunnyvale, CA

Year Built:                       2000-2002

Occupancy:                        100% (as of 4/1/2005)

---------------------------
1.   Based on the Mathilda Research Centre Mortgage Loan and does not reflect the Mathilda Research Centre Non-Trust Loan.
2.   Weighted average interest rate of the entire Mathilda Research Center Loan
     Combination. The rate on the Mathilda Research Center Mortgage Loan maybe different, and possibly lower, than that weighted average rate.
3.   The loan is interest only for the first three years.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    60                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MATHILDA RESEARCH CENTRE (CONT.)

                                                             Approx. % of                                                 Ratings
Major Tenant:       Tenant(1)                 Square Feet    Base Rent(2)    Rent PSF(3)      Lease End Date(4)         S&P/Fitch(5)
                    ---------                 -----------    ------------    -----------      -----------------         ------------
                    Juniper Networks, Inc.      424,825       100.0%           $37.02        6/30/2012; 2/14/2013;         BB/NR
                                                                                                5/31/2014
Rollover Schedule:

                APPROXIMATE EXPIRING   AS % OF TOTAL  CUMULATIVE % OF TOTAL   APPROXIMATE EXPIRING    AS % OF TOTAL BASE    CUMULATIVE % OF TOTAL
     YEAR           SQUARE FEET         SQUARE FEET       SQUARE FEET             BASE REVENUES(6)        REVENUES(6)           BASE REVENUES(6)
---------------     -----------         -----------       -----------             ----------------        -----------           ----------------
 2005 - 2011                0               0.0%               0.0%              $           0                0.0%                     0.0%
    2012              144,315              34.0               34.0%                  5,141,943               32.7                     32.7%
    2013              122,435              28.8               62.8%                  4,673,344               29.7                     62.4%
    2014              158,075              37.2              100.0%                  5,913,586               37.6                    100.0%
2015 & beyond               0               0.0              100.0%                          0                0.0                    100.0%
    Vacant                  0               0.0              100.0%                         --                 --                       --
---------------     -----------         -----------       -----------             ----------------        -----------           ----------------
    TOTAL             424,825             100.0%                                 $  15,728,873              100.0%

---------------------------
1.   Juniper Networks, Inc. fully leases each of the three buildings comprising the Mathilda Research Centre Mortgaged Property.
2.   Based on underwritten base rental revenues.
3.   Reflects overall average in-place base rent.
4.   The leases provide for two, five-year renewal options at fair market rent upon 9-12 months prior notice.
5.   NR means not rated.
6.   Based on underwritten base rental revenues.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    61                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MATHILDA RESEARCH CENTRE (CONT.)

Appraised Value:               $174,000,000 (as of 3/22/2005)

Cut-Off Date LTV:              63.2%(1)

U/W NCF:                       $12,746,182

Cut-Off Date U/W DSCR:         1.44x(2)

Ownership Interest:            Fee

Reserves:                      On-going tax and replacement reserves. Insurance
                               reserves required only if property not covered
                               under blanket insurance policy. Low DSCR reserve
                               upon event of default or debt service coverage
                               ratio less than 1.25x for two consecutive
                               calendar quarters. Leasing reserve if Juniper's
                               leases are not renewed or Juniper's credit rating
                               is less than B- or equivalent by the rating
                               agencies.

Lockbox:                       Hard

Prepayment/Defeasance:         Defeasance permitted beginning the earlier of
                               three years after the closing date or two years
                               after the latest of (a) the securitization of the
                               Mathilda Research Centre Mortgage Loan or (b) the
                               securitization of the Mathilda Research Centre
                               Non-Trust Loan. Prepayment without penalty
                               permitted six months prior to scheduled maturity
                               date.

B Note:                        $29,000,000 Mathilda Research Centre Non-Trust
                               Loan will be held by an institutional investor.
                               The Mathilda Research Centre Non-Trust Loan will
                               not be included in the LB-UBS 2005-C7 Trust.

---------------------------
1.   Based solely on the Cut-off Date Balance of Mathilda Research Centre
     Mortgage Loan, without regard to the Mathlida Research Centre Non-Trust
     Loan. The Cut-off Date LTV of the entire Mathilda Research Centre Loan
     Combination is 79.9%.

2.   Calculated based solely on the U/W NCF DSCR of the Mathilda Research Centre
     Mortgage Loan and does not take into account the Mathilda Research Centre
     Non-Trust Loan. The U/W NCF DSCR of the entire Mathilda Research Centre
     Loan Combination is 1.14x taking into account the Mathilda Research Centre
     Non-Trust Loan and treating the Mathilda Research Centre Loan Combination as a single underlying mortgage loan.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    62                        LEHMAN BROTHERS

bethesda towers
4330

Bethesda Towers

Bethesda, MD

Bethesda Towers
4330-4350 East West Highway
Bethesda, MD 20814
BETHESDA
Parkside
Parkwood
Kensington
Pooks Hill
Alta Vista
Maplewood
National Naval Medical Center
Glenwood
West Chevy Chase Hills
Woodman
Burning Tree Country Club
Woodhaven
Oakwood Knolls
Kimberley
Kenwood Park
Glen Echo
Woodburn
Kenwood Country Club
Chevy Chase Club
Chevy Chase
Westwood
High Point
Friendship Heights
Green Acres
Brookdalese
MARYLAND
VIRGINIA
Central Intelligence Agency
Langley
Westmoreland Hills
WASHINGTON D.C.

Bethesda Towers

Bethesda, MD

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

BETHESDA TOWERS

Purpose:                         Acquistion

Cut-Off Date Balance:            $87,210,000

Loan Per Square Foot:            $164

Interest Rate:                   6.215% per annum

Maturity Date:                   11/11/2010

Original Term to Maturity:       5 years

Amortization:                    Interest Only

Sponsor:                         Moore Development Company and Lloyd W. Moore,
                                 and Urdang Capital Management, Inc., as
                                 managers for Honeywell International Master
                                 Pension Trust.

Property:                        3-building Class B office property containing
                                 approximately 532,904 square feet

Property Manager:                Moore & Associates, Inc.

Location:                        Bethesda, MD

Year Built:                      1973-1977, renovated 2000

Percent Leased:                  71.2%(1)

Major Tenants:                                                                         Approx. % of                                      Ratings
                       Tenant                                           Square Feet  Occupied Base Rent    Rent PSF  Lease End Date     S&P/Fitch
                       ------                                           -----------  ------------------    --------  --------------     ---------
                       GSA - U.S. Consumer Product Safety Commission       113,839         30.5%            $29.74     8/25/2013         NR/NR
                       GSA - Health & Human Services(1)                    100,872         27.4%            $30.12     8/26/2008         NR/NR
                       Discovery Communications Inc.                        33,306         10.1%            $33.62     12/31/2008        NR/NR
                       Nextel Communications of the Mid-Atlantic Inc.       18,085          4.9%            $30.08     4/17/2008        A-/BBB+
                       First Washington Realty Inc.(2)                      18,622          4.5%            $26.68     6/30/2008         NR/NR

---------------------------
1.   Occupancy Percentage, U/W Net Cash Flow and U/W NCF DSCR were calculated including rent from GSA - Health & Human Services, which leases 100,872 square feet, of which 92,130 square feet is currently dark. GSA - Health &
     Human Services continues to make rental payments under its lease. Excluding the GSA - Health & Human Services space, the property is 52.3% occupied.
     Additionally, GSA - Health & Human Services may terminate its lease on
     August 27, 2006 with 120 days prior notice.
2.   First Washington Realty Inc. which leases 18,622 square feet, occupies multiple spaces at the property, with lease expiration dates as follows:
     14,742 square feet expiring on June 30, 2008; and two separate leases of
     2,130 square feet and 1,750 square feet leasing space on a month to month basis.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    63                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

BETHESDA TOWERS (CONT.)

Appraised Value:                $127,800,000 (as of 6/1/2005)

Cut-Off Date LTV:               68.2%

U/W NCF:                        $6,595,165(1)

Cut-Off Date U/W DSCR:          1.20x(1)

Ownership Interest:             Fee

Reserves:                       Reserves for real estate taxes and insurance
                                will be collected on a monthly basis. An upfront
                                reserve in the amount of $5,000,000 for TI and
                                LC will be collected at closing. If the balance
                                in the TI and LC reserve account falls below
                                $2,000,000, monthly deposits of $44,409 will be
                                collected. Additionally, borrower will be
                                required to deposit an upfront reserve in the
                                amount of $1,376,295, which represents facade
                                work that remains to be completed.

Lockbox:                        Hard

Prepayment/Yield Maintenance:   The loan will be locked out for seven months;
                                thereafter, borrower will have the option to
                                prepay the loan in full along with payment of a
                                prepayment fee equal to (i) the Yield
                                Maintenance premium as defined in the mortgage
                                loan documentation if the prepayment occurs
                                prior to November 11, 2008 (ii) 2% of the
                                outstanding principal balance on or after
                                November 11, 2008 and prior to November 11,
                                2009, and 1% of the outstanding principal
                                balance on or after November 11, 2009 and prior
                                to August 11, 2010 (0% during the last 3
                                months).

---------------------------
1.   U/W Net Cash Flow and U/W NCF DSCR were calculated including rent from GSA
     - Health & Human Services, which leases 100,872 square feet, of which
     92,130 square feet is currently dark. GSA - Health & Human Services continues to make rental payments under its lease. Excluding the GSA -
     Health & Human Services space, the property is 52.3% occupied.
     Additionally, GSA - Health & Human Services may terminate its lease on
     August 27, 2006 with 120 days prior notice.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    64                        LEHMAN BROTHERS

SETH PORTFOLIO
1 Bayou Park Apartments 4400 Memorial Drive Houston TX 77504
2 Sandstone Apartments 4201 Fairmont Parkway Pasadena TX 77504
HOUSTON
Humble
North Houston
Aldine
Mt. Houston
Crosby
Spring Valley
Hilshire Village
Bunker Hill Village
Hunters Creek Village
Piney Point Village
Houmont Park
Jacinto City
Galena Park
Channelview
Pasadena
South Houston
Meyerland
Westbury
Stafford
Brookside Village
Pearland
Missouri City
DOWNTOWN

Seth Portfolio

Various, TX

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

SETH PORTFOLIO(1)

Purpose:                     Refinance

Cut-Off Date Balance:        $61,900,000

Loan Per Unit:               $45,641(2)

Interest Rate:               5.205%

Maturity Date:               8/11/2010

Term to Maturity:            5 years

Amortization:                Interest Only

Sponsors:                    John Foresi and Andrew Stewart, and an affiliate of
                             Lehman Brothers Holdings Inc.

Property:                    Portfolio of two apartment properties known as
                             Bayou Park Apartments and Sandstone Apartments,
                             containing an aggregate of 98, two and three-story
                             buildings with an aggregate of 1,384 residential
                             units (41 studio units, 876 one-bedroom units, 453
                             two-bedroom units and 14 three-bedroom units) and
                             approximately 2,202 on-site parking spaces.

Property Manager:            Venterra Realty Management Company, Inc., an
                             affiliate of the borrower.

Location:                    Houston, TX (Bayou Park Apartments); Pasadena, TX
                             (Sandstone Apartments)

Year Built:                  Bayou Park Apartments: 1970; renovated 2001-2005.
                             Sandstone Apartments: 1978-1979.

Occupancy:                   95.0% (as of 7/1/2005)(3)

---------------------------
1.   The Seth Portfolio is comprised of two cross-collateralized and cross-defaulted mortgage loans in the amount of $35,200,000 (Bayou Park
     Apartments) and $26,700,000 (Sandstone Apartments), each with substantially the same terms including interest rate and other payment terms and concurrent maturity date.
2.   Weighted average loan per unit based on loan amounts.
3.   Weighted average based on loan amounts and 94.8% occupancy for Bayou Park
     Apartments and 95.3% occupancy for Sandstone Apartments.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    65                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

SETH PORTFOLIO (CONT.)

Appraised Value:                   $80,350,000 (as of 6/29/2005)(1)

Cut-Off Date LTV:                  77.1%(2)

U/W NCF:                           $4,900,889 (3)

Cut-Off Date U/W DSCR:             1.50x(4)

Ownership Interest:                Fee

Reserves:                          On-going tax, insurance and replacement
                                   reserves. Upfront aggregate $212,919 deferred
                                   maintenance reserves. Additional required
                                   repair reserve of $100,923 related to Bayou
                                   Park Apartments loan.

Lockbox:                           Springing Soft

Prepayment/Defeasance:             Defeasance permitted beginning two years
                                   after securitization. Prepayment without
                                   penalty permitted three months prior to
                                   Maturity Date.

Partial Releases:                  Permitted with defeasance

Mezzanine Debt:                    $4,450,000 co-terminus mezzanine loan (due
                                   8/11/2010) subject to intercreditor agreement
                                   that complies with rating agency guidelines.

---------------------------
1.   Aggregate value based on appraised value of $46,250,000 for Bayou Park
     Apartments and $34,100,000 for Sandstone Apartments.
2.   Weighted average based on loan amounts and 76.1% LTV for Bayou Park
     Apartments and 78.3% LTV for Sandstone Apartments.
3.   Aggregate underwritten net cashflow comprised of $2,780,379 for Bayou Park
     Apartments and $2,120,510 for Sandstone Apartments.
4.   Weighted average based on loan amounts and underwritten debt service coverage ratio of 1.50x for each of Bayou Park Apartments and Sandstone
     Apartments and calculated based on underwritten net cashflow for Bayou Park
     Apartments and Sandstone Apartments as described in footnote 3 above, and interest-only payments at interest rate of 5.205% calculated on actual/360 day basis.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    66                        LEHMAN BROTHERS

300 South Wacker
Chicago, IL 60606
GOOSE ISLAND
NEAR NORTH
STREETERVILLE
THE MAGNIFICENT MILE
THE LOOP
CHICAGO RIVER
NEAR WEST SIDE
GRANT PARK
MILLENNIUM PARK
PRINTERS ROW
CHICAGO
SOUTH LOOP
SOLDIER FIELD
LAKE MICHIGAN
Outer Harbor
Chicago Harbor
Burnham Park Harbor
Northerly Island
Chicago

300 South Wacker

Chicago, IL

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

300 SOUTH WACKER

Purpose:                    Acquisition

Cut-Off Date Balance:       $57,500,000

Loan Per Square Foot:       $112

Interest Rate:              5.354% per annum

Maturity Date:              8/11/2015

Term to Maturity:           10 years

Amortization:               30 years(1)

Sponsor:                    Broadway Investment Domestic REIT and Broadway
                            Investment REIT

Property:                   36-story office building with 512,354 square feet of
                            net rentable area with an 18-space executive parking
                            garage.

Property Manager:           Broadway Real Estate Services, LLC(2), an affiliate
                            of the borrower

Location:                   Chicago, IL

Year Built:                 1971; renovated 1990

Occupancy:                  87.1% (as of 7/1/2005)

---------------------------
1.   Interest only during first five years.
2.   Broadway Real Estate Services, LLC has sub-managed the property to Lincoln
     Property Company Commercial, Inc., a third-party manager.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    67                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

300 SOUTH WACKER (CONT.)

                                                                 Approx.      Approx. % of    Rent                          Ratings
Major Tenants:     Tenant(1)                                   Square Feet    Base Rent(2)   PSF(3)    Lease End Date     S&P/Fitch(4)
                   ---------                                   -----------    ------------   ------    --------------     ------------
                   Wayne Hummer Investments, L.L.C.              48,102         14.0%        $19.85     10/31/2007(5)         NR
                   McDonnell Boehnen Hulbert & Berghoff          60,782         13.7%        $15.38     10/31/2014(6)         NR
                   Howard Johnson & Company                      22,837          6.8%        $20.46     11/30/2008(5)        A+/AA-
                   Franczek & Sullivan P.C.                      30,252          6.8%        $15.38      8/31/2014(7)         NR
                   Globetrotters Engineering Corporation         27,656          5.7%        $14.04     10/31/2012(5)         NR

Rollover Schedule:

                 APPROXIMATE EXPIRING   AS % OF TOTAL  CUMULATIVE % OF TOTAL    APPROXIMATE EXPIRING    AS % OF TOTAL BASE    CUMULATIVE % OF TOTAL
    YEAR             SQUARE FEET         SQUARE FEET        SQUARE FEET           BASE REVENUES (8)       REVENUES(8)           BASE REVENUES (8)
--------------       -----------         -----------        -----------           -----------------       -----------           -----------------
    2005(9)             17,375               3.4%                3.4%               $  180,313               2.6%                     2.6%
    2006                15,935               3.1                 6.5%                  120,648               1.8                      4.4%
    2007                79,957              15.6                22.1%                1,419,063              20.8                     25.2%
    2008                82,812              16.2                38.3%                1,443,843              21.1                     46.3%
    2009                64,920              12.7                50.9%                  961,753              14.1                     60.4%
    2010                46,814               9.1                60.1%                  632,129               9.3                     69.6%
    2011                22,225               4.3                64.4%                  300,038               4.4                     74.0%
    2012                27,656               5.4                69.8%                  388,290               5.7                     79.7%
    2013                 2,785               0.5                70.4%                   92,775               1.4                     81.1%
    2014                66,643              13.0                83.4%                1,016,020              14.9                     95.9%
2015 & beyond           19,029               3.7                87.1%                  278,098               4.1                    100.0%
    Vacant              66,203              12.9               100.0%                     --                  --                       --
--------------       -----------         -----------        -----------           -----------------       -----------           -----------------
    TOTAL              512,354             100.0%                                   $6,832,969             100.0%

---------------------------
1.   Ranked by approximate percentage of total in-place underwritten base rent.
2.   The percentages of total base rent are based on in-place underwritten base rental revenues.
3.   Reflects in-place base rent.
4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.
5.   Wayne Hummer Investments, L.L.C., Globetrotters Engineering Corporation and
     Howard Johnson & Company each have one, five-year renewal option.
6.   McDonnell Boehnen Hulbert & Berghoff has two, five-year renewal options and an on-going option to terminate one full floor only at any time upon 12 months prior notice and payment of a termination fee.
7.   Franczek Sullivan P.C. has one, five-year renewal option and a one-time option to terminate its lease at any time after September 1, 2009 with 12 months prior notice and payment of a termination fee.
8.   Based on underwritten gross base rental revenues assuming 100% occupancy as adjusted to reflect underwritten base rental revenues excluding vacant space lease-up assumption.
9.   Includes any month-to-month tenants.

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UBS INVESTMENT BANK                    68                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

300 SOUTH WACKER (CONT.)

Appraised Value:            $82,000,000 (as of 6/3/2005)

Cut-Off Date LTV:           70.1%

U/W NCF:                    $4,912,054

Cut-Off Date U/W DSCR:      1.27x(1)

Ownership Interest:         Fee

Reserves:                   On-going reserves for taxes and insurance. Upfront
                            TI/LC reserve of $3,000,000 for future leasing
                            expenses and $1,731,796 for unfunded landlord
                            obligations. Upfront free rent reserve account of
                            $1,881,596 for contractual rent abatements. Borrower
                            is required to deposit all lease termination
                            payments after the first $25,000 of such payments.
                            On-going reserves for TI/LC reserves of $41,000 per
                            month and replacement reserves of $10,674 per month.

Lockbox:                    Hard

Prepayment/Defeasance:      Defeasance permitted beginning two years after
                            securitization. Prepayment without penalty permitted
                            three months prior to Maturity Date.

Mezzanine Debt:             $4,500,000 co-terminus mezzanine loan (due
                            8/11/2015) subject to intercreditor agreement that
                            complies with rating agency guidelines.

---------------------------
1.   Calculated based on U/W NCF and annual debt constant of 6.7040% commencing year six.

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UBS INVESTMENT BANK                    69                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS

=====================================================================================================================================================
                                             TOP TEN LOAN CHARACTERISTICS
-----------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF                    CUT-OFF
NAME                                       PROPERTY TYPE    NUMBER OF       CUT-OFF DATE      INITIAL          U/W         DATE
                                                            PROPERTIES        BALANCE      MORTGAGE POOL      DSCR(1)     LTV(2)        S&P/ Fitch(3)
-----------------------------------------------------------------------------------------------------------------------------------------------------
200 Park Avenue (A3 Note)                     Office             1          $285,131,898        11.9%         1.65x(4)    45.9%(4)         A-/A-
-----------------------------------------------------------------------------------------------------------------------------------------------------
99 High Street                                Office             1           185,000,000         7.7          1.24        67.0              NR
-----------------------------------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A3 Note)      Hotel            64           177,900,000         7.4          1.71(5)     55.7(5)          A-/A-
-----------------------------------------------------------------------------------------------------------------------------------------------------
Reckson Portfolio I (A Note)                  Office             9           122,850,000         5.1          2.43(6)     45.4(6)        BBB-/BBB-
-----------------------------------------------------------------------------------------------------------------------------------------------------
1166 Avenue of the Americas (A Note)          Office             1           116,000,000         4.8          1.71(7)     55.0(7)         AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------------------------------
Mathilda Research Centre (A Note)             Office             1           110,000,000         4.6          1.44(8)     63.2(8)           NR
-----------------------------------------------------------------------------------------------------------------------------------------------------
Bethesda Towers                               Office             1            87,210,000         3.6          1.20        68.2              NR
-----------------------------------------------------------------------------------------------------------------------------------------------------
Cherryvale Mall (Pooled Portion)           Regional Mall         1            84,000,000         3.5          1.89(9)     53.8(9)         AAA/AA
-----------------------------------------------------------------------------------------------------------------------------------------------------
Seth Portfolio                              Multifamily          2            61,900,000         2.6          1.50        77.1              NR
-----------------------------------------------------------------------------------------------------------------------------------------------------
300 South Wacker                              Office             1            57,500,000         2.4          1.27        70.1              NR
=====================================================================================================================================================
TOTAL/WEIGHTED AVERAGE:                          -              82        $1,287,491,898        53.5%         1.62X       57.1%              -
=====================================================================================================================================================

---------------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related appraised value.
3.   S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.
4.   Based on the entire 200 Park Avenue Loan Combination (excluding the 200
     Park Avenue Note A1 Junior Non-Trust Component). The U/W DSCR and Cut-Off
     Date LTV for the combined 200 Park Avenue Mortgage Loan, 200 Park Avenue
     Note A1 Senior Non-Trust Loan Component and 200 Park Avenue Note A2
     Non-Trust Loan are 1.55x and 48.6%, respectively.
5.   Based on the combined Courtyard by Marriott Portfolio Loan Combination
     (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Component
     and the Courtyard by Marriott Portfolio Note B Non-Trust Loan). The U/W
     DSCR and Cut-Off Date LTV for the entire Courtyard by Marriot Portfolio
     Mortgage Loan, Courtyard by Marriott Portfolio Senior Non-Trust Component
     and Courtyard by Marriott Portfolio Note A2 Non-Trust Loan are 1.48x and
     68.2%, respectively.
6.   Based on the Reckson Portfolio I A Note. The U/W DSCR and Cut-Off Date LTV
     for the entire Reckson Portfolio I Loan Combination are 1.52x and 72.5%,
     respectively.
7.   Based on entire 1166 Avenue of the Americas Loan Combination (excluding the
     1166 Avenue of the Americas Non-Trust Junior Loan Certificates). The U/W
     DSCR and Cut-Off Date LTV for the entire 1166 Avenue of the Americas Loan
     Combination are 1.36x and 73.1%, respectively.
8.   Based on Mathilda Research Centre Mortgage Loan (excluding the Mathilda
     Research Centre Non-Trust Loan). The U/W DSCR and Cut-Off Date LTV for the
     entire Mathilda Research Centre Loan Combination are 1.14x and 79.9%,
     respectively.
9.   Based on the Pooled Portion of the Cherryvale Mall Mortgage Loan. The U/W
     DSCR and Cut-Off Date LTV for the entire Cherryvale Mall Senior Pooled
     Portion without regard to Cherryvale Mall Junior Non-Pooled Portion are
     1.73x and 60.3%, respectively.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    70                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that are required to be made available to Certificateholders:

   NAME OF REPORT                                                  DESCRIPTION (INFORMATION PROVIDED)
   ----------------------------------------------------------------------------------------------------------------------------
1  Distribution Date Statements                                    Principal and interest distributions, principal balances
2  Mortgage Loan Status Report                                     Portfolio stratifications
3  Comparative Financial Status Report                             Revenue, NOI, DSCR to the extent available
4  Delinquent Loan Status Report                                   Listing of delinquent Mortgage Loans
5  Historical Loan Modification & Corrected Mortgage Loan Report   Information on modified Mortgage Loans
6  Historical Liquidation Report                                   Net liquidation proceeds and realized losses
7  REO Status Report                                               NOI and value of REO
8  Servicer Watch List                                             Listing of loans in jeopardy of becoming specially serviced
9  Loan Payoff Notification Report                                 Listing of loans that have given notice of intent to payoff

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    71                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                              EVENT
--------------------------------------------------------------------------------
Week of October 17, 2005         Structural & Collateral Term Sheets Available/
                                 Road Shows/ Investor Calls/ Preliminary
                                 Prospectus Supplement Available/ Presale
                                 Reports Available on Rating Agency Websites

--------------------------------------------------------------------------------
Week of October 24, 2005         Pricing
--------------------------------------------------------------------------------
Week of October 31, 2005         Closing

--------------------------------------------------------------------------------
UBS INVESTMENT BANK                    72                        LEHMAN BROTHERS